UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Alexander & Baldwin, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

ALEXANDER & BALDWIN

PARTNERS **FOR HAWAIʻI**

2022
PROXY STATEMENT

LETTER TO OUR SHAREHOLDERS

To the Shareholders of Alexander & Baldwin, Inc.:
You are invited to attend the 2022 Annual Meeting of Shareholders of Alexander & Baldwin, Inc. (“A&B” or the “Company”), to be held on Tuesday, April 26, 2022 at 8:00 a.m. HST in a virtual format by live audio webcast. Information on how to attend our virtual Annual Meeting is included in the Proxy Statement. We hope that you can join us.
Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and vote your shares. You may vote via the Internet, by telephone or by requesting a paper proxy card to complete and return by mail. Specific instructions for shareholders are included in the enclosed proxy or on a Notice of Internet Availability of Proxy Materials being distributed to shareholders on or around March 15, 2022.
Your vote is important and your shares should be represented. Thank you for your continued support of A&B.
Sincerely,
CHRISTOPHER J. BENJAMIN
President and Chief Executive Officer
March 15, 2022

NOTICE OF ANNUAL MEETING

822 Bishop Street   •   Honolulu, Hawaii 96813
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
When:	Meeting Agenda:

Tuesday, April 26, 2022
8:00 a.m., HST
Where:
The 2022 Annual Meeting will be held in a virtual format via live audio webcast.
Shareholders may attend virtually and participate in the Annual Meeting, and vote their shares electronically, by visiting www.meetnow.global/M7HLMQS. To participate in the Annual Meeting, a record shareholder will need to enter the 15-digit control number found on the proxy card.

1.
Elect seven directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.
Conduct an advisory vote on executive compensation;

3.
Approve the Alexander & Baldwin, Inc. 2022 Omnibus Incentive Plan;

4.
Ratify the appointment of the independent registered public accounting firm for the ensuing year; and

5.
Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof.

The Board of Directors has set the close of business on February 17, 2022 as the record date for the meeting. Owners of Alexander & Baldwin, Inc. stock at the close of business on that date are entitled to receive notice of and to vote at the meeting.
By Order of the Board of Directors,
ALYSON J. NAKAMURA
Vice President and Corporate Secretary
March 15, 2022
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE PROMPTLY VOTE VIA THE INTERNET OR BY TELEPHONE, OR REQUEST A PAPER PROXY CARD TO COMPLETE AND RETURN BY MAIL.

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SUMMARY INFORMATION
To assist you in reviewing this Proxy Statement, we would like to call your attention to key elements of this document. The following description is only a summary. For more information, please read the complete Proxy Statement.
Annual Meeting of Shareholders
When:	Tuesday, April 26, 2022, 8:00 a.m. HST
Where:	The 2022 Annual Meeting will be virtual, conducted entirely via live audio webcast
Record Date:	February 17, 2022
Voting:	Shareholders as of the record date are entitled to vote
Attendance:
Record shareholders must have the control number printed on their proxy card in order to access the virtual meeting. Shareholders who hold their shares through an intermediary must register and provide a Legal Proxy. Further information is included in this Proxy Statement.

Meeting Agenda
Agenda Item	Board Recommendation	Page Reference
Election of seven directors	FOR each director nominee	4
Advisory vote on executive compensation	FOR	46
Approval of the A&B 2022 Omnibus Incentive Plan	FOR	47
Ratification of appointment of Deloitte & Touche LLP as our independent registered public accounting firm	FOR	58
Board Nominees
The following table provides summary information about each director nominee. Each director nominee is elected until the next Annual Meeting of Shareholders.
Name	Director Since	Occupation	Committees
Christopher J. Benjamin	2016	President & Chief Executive Officer, Alexander & Baldwin, Inc.	—
Diana M. Laing	2019	Retired CFO, American Homes 4 Rent	• Audit • Compensation
John T. Leong	2020	Co-Founder & CEO of Kupu Co-Founder & CEO of Pono Pacific Land Management, LLC	• Audit
Thomas A. Lewis, Jr.	2017	Retired CEO, Realty Income Corporation	• Compensation
Douglas M. Pasquale	2012	Founder & CEO of Capstone Enterprises Corporation	• Audit, Chair • Nominating & Corporate Governance
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

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SUMMARY INFORMATION
Name	Director Since	Occupation	Committees
Michele K. Saito	2012	Chair, Hawaii Business Roundtable Former President, DTRIC Insurance Company	• Compensation, Chair • Nominating & Corporate Governance
Eric K. Yeaman	2012	Founder & Managing Partner, Hoku Capital LLC	• Audit • Nominating & Corporate Governance, Chair
Executive Compensation Linked to Performance
2021 results reflected a strong recovery in the Hawaii economy and the Company’s businesses compared to 2020’s COVID-impacted results. In particular, the commercial real estate (“CRE”) operations posted excellent results in 2021, with significant increases in revenue, net operating income (“NOI”) and same-store NOI. Record-level leasing activity was achieved, along with strong collections and recoveries. CRE redevelopment continued at a favorable pace across the portfolio. In addition, we significantly advanced our simplification efforts, highlighted by the sale of the assets of our Kukui’ula joint venture projects on Kauai. We also strengthened our balance sheet, reduced debt levels and established financial tools that increased our financial flexibility, including an At-the-Market equity program. Overall, net income, Funds From Operations (“FFO”) and core FFO were up significantly compared to 2020. A&B’s stock price recovered strongly, with a total shareholder return of 49.9% for 2021. Executive compensation in 2021 reflected our operational successes as well as challenges.
The Company firmly believes in pay for performance and aligning pay with shareholder interests and the Company’s business objectives. Accordingly, the majority of executive compensation is tied to performance. As displayed in the charts below, in 2021, 78% of the target compensation for our Chief Executive Officer (“CEO”), Christopher Benjamin, was in the form of performance-based pay, consisting of annual incentives (cash) and long-term incentives (equity), with the remaining 22% set as fixed pay. For our other Named Executive Officers (“NEO”), 66% of their target compensation was performance-based with the remaining 34% set as fixed pay. The pay mix for our NEOs reflect the core of our ongoing pay program (i.e., base salary, annual cash incentive and long-term incentives) and does not include the one-time simplification incentive created in 2021. For additional information about the simplification program please refer to page 27.
All elements of executive compensation are generally targeted at the 50th percentile of market pay data. In 2021, our executive compensation program received strong support from shareholders with approximately 97% of Say-on-Pay votes cast in favor of the program.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

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SUMMARY INFORMATION
We encourage you to read our Compensation Discussion and Analysis (“CD&A”), which begins on page 20 and describes our pay for performance philosophy and each element of compensation. Our Board of Directors recommends approval, on an advisory basis, of the compensation of our Named Executive Officers, as further described in the CD&A and “Proposal No. 2: Advisory Vote on Executive Compensation” beginning on page 46.
A&B 2022 Omnibus Incentive Plan (“2022 Plan”)
The 2022 Plan is designed to provide equity incentives that attract, motivate and retain high-caliber executives and directors. The 2022 Plan also links equity incentives to A&B’s performance and helps align the interests of participants and shareholders. For more information, please see “Proposal 3 – Approval of the A&B 2022 Omnibus Incentive Plan” beginning on page 47.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

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ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROXY STATEMENT
ANNUAL MEETING INFORMATION
Why am I receiving these materials?
The Board of Directors of Alexander & Baldwin, Inc. (“A&B” or the “Company”) is soliciting proxies for the Annual Meeting of Shareholders to be held on April 26, 2022 and at any adjournment or postponement of the meeting (the “Annual Meeting”).
Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the full set of proxy materials?
On or around March 15, 2022, we mailed to our shareholders (other than to certain street name shareholders or those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing and reviewing on the Internet all of our proxy materials, including this Proxy Statement and our 2021 Annual Report to Shareholders. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder of record, we are furnishing proxy materials on the Internet. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.
How can I request a paper copy of these materials?
You will not receive a printed copy of the proxy materials unless you request it. If you would prefer to receive printed proxy materials, please follow the instructions for requesting such materials contained in the Notice of Internet Availability of Proxy Materials. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources.
Can I vote using the Internet?
The Notice of Internet Availability of Proxy Materials also provides instructions for voting your shares using the Internet.
Who is entitled to vote at the Annual Meeting?
Shareholders of record at the close of business on February 17, 2022 are entitled to notice of and to vote at the Annual Meeting. On that date, there were 72,680,364 shares of common stock outstanding, each of which is entitled to one vote.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

ANNUAL MEETING INFORMATION
How will I be able to participate in the virtual 2022 Annual Meeting of Shareholders?
Record shareholders may join the virtual 2022 Annual Meeting using the 15-digit control number provided on their proxy card or Notice of Internet Availability of Proxy Materials and logging on to www.meetnow.global/M7HLMQS.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance and provide Computershare, our transfer agent, a Legal Proxy from your bank or broker by 5:00 p.m. Eastern Time on April 22, 2022. Requests for registration should be directed to us at the following:
By email: Forward the email from your broker, or attach an image of your Legal Proxy, to legalproxy@computershare.com
By mail:
Computershare
Alexander & Baldwin Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on April 22, 2022. You will receive a confirmation of your registration by email after we receive your Legal Proxy.
We have designed the virtual Annual Meeting to ensure that shareholders are given the same rights and opportunities to participate in the meeting as they would at an in-person meeting, using on-line tools to facilitate shareholder access and participation. Only shareholders are invited to attend the meeting.
Will there be a question and answer session?
You will be able to ask questions and vote your shares during the virtual meeting. Questions must comply with the Annual Meeting procedures and be pertinent to A&B and the meeting matters. If you wish to submit a question during the meeting, log in to the virtual meeting website, type your question in to the “Ask a Question” field and click “Submit.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
What if I have technical questions?
If you need technical support prior to and during the meeting you may contact customer support at (888) 724-2416. In addition, a link on the meeting page will provide further assistance should you need it during the meeting. The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones). Please note that Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time.
What is the voting requirement to approve each of the proposals?
Provided a quorum is present, a majority of the votes cast will be necessary for the election of directors, the approval of the 2022 Plan, the ratification of the appointment of the independent registered public accounting firm, and the approval, on an advisory basis, of our executive compensation.
What effect do abstentions and broker non-votes have on the proposals?
Abstentions and broker non-votes will be included for purposes of establishing a quorum at the Annual Meeting. However, abstentions and broker non-votes will have no effect on the voting results for any matter, as they are not considered to be votes cast.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

ANNUAL MEETING INFORMATION
Who will bear the cost of soliciting votes for the Annual Meeting?
Officers, employees and directors of A&B and its subsidiaries may, without additional compensation, solicit proxies by telephone or by other appropriate means. Arrangements also will be made with brokerage firms and other persons that are record holders of A&B’s common stock to forward proxy soliciting material to the beneficial owners of the stock, and A&B will reimburse those record holders for their reasonable expenses. A&B has retained the firm of D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost of $11,500 plus reasonable out-of-pocket expenses.
May I change my vote or revoke my proxy?
You may revoke your proxy or change your vote any time before it is voted at the Annual Meeting by:
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Filing a written revocation with the Corporate Secretary;

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Submitting a later-dated proxy or a later-dated vote by Internet or telephone; or

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Voting at the Annual Meeting.

When were the Proxy Statement materials made publicly available?
This Proxy Statement and the enclosed proxy are being mailed to shareholders and are being made available on the Internet at www.alexanderbaldwin.com on or about March 15, 2022.
What do the references to the term “A&B Predecessor” mean in this document?
References in this Proxy Statement to “A&B Predecessor” mean Alexander & Baldwin, Inc. prior to its separation from Matson, Inc. on June 29, 2012. A&B converted to a real estate investment trust (“REIT”) in 2017.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS
In line with best practices, A&B’s directors stand for election annually, and elections are conducted using a majority voting standard in uncontested elections. We ask for your voting support for our seven directors named below, to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.
Director Nominees and Qualification of Directors.   The nominees of the Board of Directors are the seven persons named below. All nominees are current members of the Board of Directors. The Board of Directors believes that all nominees will be able to serve. However, if any nominee should decline or become unable to serve for any reason, shares represented by the accompanying proxy will be voted for the replacement person nominated by the Board of Directors, or the Board may choose to reduce the number of directors serving on the Board. Each director nominee identified below was unanimously nominated by the Board at the recommendation of the Nominating and Corporate Governance Committee.
Below are the names, ages (as of March 31, 2022), and principal occupations of each person nominated by the A&B Board, their business experience during at least the last five years, the year each first was elected or appointed a director and qualifications of each director.
Our Nominating Committee is focused on creating a Board that consists of members that have a diversity of professional experience and a combined skill set to help oversee our business effectively. The Board weighs the alignment of Board capabilities with the needs of A&B as part of the Board’s self-assessment process. The Nominating Committee’s processes for selecting director nominees are described in greater detail in “Board of Directors Information” below.
Our Board members have a diverse range of perspectives and are knowledgeable about our businesses. Each director contributes in establishing a board climate of trust and respect, where deliberations are open and constructive.
Diverse Skills Aligned with Board Needs
This skills matrix represents the diverse skillsets of our seven directors being proposed for re-election. All directors are included in multiple categories.
✓	Commitment to strong corporate governance	✓	Focus on long-term value creation
✓	High ethical standards	✓	Diversity
✓	Operating segment expertise	✓	Knowledge of and involvement in Hawaii
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROPOSAL NO. 1
In selecting nominees, the Board has considered the factors noted above, the current mix of skills and experience represented by our directors, and the qualifications of each nominated director as follows.
Christopher J. Benjamin Age: 58 Director Since: 2016

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Chief Executive Officer and Director of A&B since January 2016

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President of A&B since June 2012

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Chief Operating Officer of A&B from June 2012 through December 2015

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President of A&B Land Group from September 2011 through June 2012

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President of A & B Properties, Inc. from September 2011 through August 2015

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Senior Vice President of A&B Predecessor from July 2005 through August 2011

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Chief Financial Officer of A&B Predecessor from February 2004 through August 2011

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Treasurer of A&B Predecessor from May 2006 through August 2011

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Plantation General Manager of Hawaiian Commercial & Sugar Company from March 2009 through March 2011

Director Qualifications: As a member of A&B’s and A&B Predecessor’s senior management team for over a decade, Mr. Benjamin, who is President and Chief Executive Officer of A&B, brings to the Board an in-depth knowledge of all aspects of the Company’s real estate operations, including commercial real estate and real estate development. Having served for more than seven years as Chief Financial Officer, he has thorough knowledge of the financial management of the Company, including accounting, treasury and investor relations activities. He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.
Diana M. Laing Age: 67 Director Since: 2019

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Interim Chief Financial Officer of A&B from November 2018 through May 2019 and Interim Executive Vice President of A&B from October 2018 through May 2019

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Chief Financial Officer of American Homes 4 Rent (NYSE:AMH) from May 2014 through June 2018

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Chief Financial Officer of Thomas Properties Group, Inc. from May 2004 through December 2013

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Director of The Macerich Company (NYSE:MAC) since October 2003

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Director of Spirit Realty Capital, Inc. (NYSE:SRC) since August 2018

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Director of CareTrust REIT, Inc. (NASDAQ:CTRE) since January 2019

Director Qualifications: As former Chief Financial Officer of American Homes 4 Rent, a REIT focused on the acquisition, renovation, leasing and operation of single-family homes as rental properties, as well as the former Chief Financial Officer of a number of other publicly-traded REITs, Ms. Laing contributes in-depth REIT experience, as well as experience in finance, accounting and managing a complex business organization. She has been designated by the Board of Directors as an Audit Committee Financial Expert. She also has board experience, including her service on the boards of other publicly traded companies.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROPOSAL NO. 1
John T. Leong Age: 44 Director Since: 2020

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Co-Founder and Chief Executive Officer of Kupu (a non-profit entity focused on conservation and youth education) since January 2007

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Co-Founder and Chief Executive Officer of Pono Pacific Land Management, LLC (“Pono Pacific”) since August 2000

Director Qualifications: As Co-Founder and Chief Executive Officer of both Kupu and Pono Pacific, Mr. Leong brings to the Board experience in non-profit, environmental and community matters. In addition, he has commercial real estate experience and expertise through his family’s real estate holdings. Mr. Leong also has board experience, including his service on various corporate and non-profit boards, and is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.
Thomas A. Lewis, Jr. Age: 69 Director Since: 2017

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Vice Chairman of the Board of Realty Income Corporation (NYSE:O) (“Realty Income”) from September 1993 to May 2014; Chief Executive Officer of Realty Income from February 1997 through September 2013

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Director of Sunstone Hotel Investors, Inc. (NYSE:SHO) from May 2006 through April 2021

Director Qualifications: As former Chief Executive Officer and Vice Chairman of Realty Income, one of the nation’s largest and most successful REITs, Mr. Lewis contributes in-depth REIT experience, as well as experience in finance, accounting and managing a complex business organization. He also has board experience, including his service on the boards of other publicly traded companies. He is knowledgeable about Hawaii, having spent his teen and collegiate years on Oahu, and is a part-time resident.
Douglas M. Pasquale Age: 67 Director Since: 2012 Lead Independent Director since 2018

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Founder and Chief Executive Officer of Capstone Enterprises Corporation (investment and consulting firm) since January 2012

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Interim Chief Executive Officer of Sunstone Hotel Investors, Inc. (NYSE:SHO) (“Sunstone”) from September 2, 2021 to March 7, 2022; serving as Executive Chairman of the Board of Sunstone from March 7, 2022 through August 31, 2022; director of Sunstone since November 2011

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Senior Advisor to HCP, Inc. (healthcare REIT) from June 2017 through December 2019

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Director of Ventas, Inc. (NYSE:VTR) (“Ventas”) (healthcare REIT) from July 2011 through May 2017

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Senior Advisor to the Chief Executive Officer of Ventas from July 2011 through December 2011, upon Ventas’s acquisition of Nationwide Health Properties, Inc. (formerly NYSE:NHP) (“NHP”) in July 2011

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Chairman of the Board, President and Chief Executive Officer of NHP (healthcare REIT) from May 2009 to July 2011; President and Chief Executive Officer of NHP from April 2004 to July 2011; Executive Vice President and Chief Operating Officer of NHP from November 2003 to April 2004

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROPOSAL NO. 1
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Director of NHP from November 2003 through July 2011

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Chairman of the Board and Chief Executive Officer of ARV Assisted Living, Inc. from December 1999 to September 2003 and, concurrently, President and Chief Executive Officer of Atria Senior Living Group from April 2003 to September 2003

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Director of Terreno Realty Corporation (NYSE:TRNO) since February 2010

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Director of Dine Brands Global, Inc. (NYSE:DIN) since March 2013

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Director of A&B Predecessor from April 2005 through June 2012

Director Qualifications: As Chief Executive Officer of Capstone Enterprises and as former President, Chief Executive Officer and Chairman of the Board of Nationwide Health Properties, Inc. prior to its merger in July 2011 with Ventas, Mr. Pasquale contributes in-depth REIT experience, as well as experience in finance, accounting and managing a complex business organization. This experience has provided Mr. Pasquale with financial expertise, and he has been designated by the Board of Directors as an Audit Committee Financial Expert. He also has board experience, including his service on the boards of other publicly traded companies.
Michele K. Saito Age: 62 Director Since: 2012

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Chair, Hawaii Business Roundtable since January 2019

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President and Director of DTRIC Insurance Company (insurance) from March 2014 through June 2021

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Chief Operating Officer of Healthways Hawaii (healthcare) from March 2013 through July 2013

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President and Director of Farmers Insurance Hawaii (“Farmers”) from January 2010 through August 2012

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Executive Vice President and Chief Operating Officer of AIG Hawaii/Farmers from April 2009 through December 2009

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Senior Vice President, Secretary and Treasurer of AIG Hawaii from 2001 through March 2009

Director Qualifications: As former President of DTRIC Insurance Company and Farmers, two of Hawaii’s largest insurance companies, Ms. Saito brings to the Board experience in managing a complex business organization and financial and accounting expertise. Ms. Saito also has board experience, including her service on various corporate and non-profit boards, and is knowledgeable about Hawaii and A&B’s operating markets through her involvement in the Hawaii business community and local community organizations.
Eric K. Yeaman Age: 54 Director Since: 2012 Chairman of the Board since October 2020

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Founder and Managing Partner, Hoku Capital LLC (strategic advisory services) since August 2019

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President and Chief Operating Officer of First Hawaiian, Inc. (NASDAQ:FHB) from August 2016 through August 2019

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President, Chief Operating Officer and Director of First Hawaiian Bank from June 2015 through August 2019

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President and Chief Executive Officer of Hawaiian Telcom Holdco, Inc. (NASDAQ:HCOM) (“Hawaiian Telcom”) (telecommunications) from June 2008 to June 2015

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Director of Hawaiian Telcom from June 2008 to July 2018

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Chief Operating Officer of Hawaiian Electric Company, Inc. from January 2008 through June 2008

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Financial Vice President, Treasurer and Chief Financial Officer of Hawaiian Electric Industries, Inc. (NYSE:HE) from January 2003 through January 2008

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROPOSAL NO. 1
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Chief Operating Officer and Chief Financial Officer of The Kamehameha Schools from 2000 to January 2003

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Director of Alaska Air Group, Inc., (NYSE:ALK) since November 2012

Director Qualifications: As former President and Chief Operating Officer of FHB and former Chief Executive Officer of Hawaiian Telecom, the state’s leading integrated communications company, Mr. Yeaman brings to the Board experience in managing complex business organizations. He also has financial and accounting expertise and has been designated by the Board of Directors as an Audit Committee Financial Expert. Mr. Yeaman has board experience, including his service on the boards of other publicly traded companies. He is knowledgeable about Hawaii and A&B’s operating markets through his involvement in the Hawaii business community and local community organizations.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Corporate Governance Profile. Sound principles of corporate governance are a priority for A&B’s Board of Directors. Governance highlights include:
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A diverse, independent board: 29% women; 43% ethnically diverse; 86% independent

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Independent leadership, consisting of a separate chair and chief executive officer, combined with a lead independent director

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Multiple skill sets represented on the board, as reflected in the skills matrix in the Director Nominees and Qualifications of Directors section of this Proxy Statement

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Annual election of directors

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A majority voting standard in uncontested director elections

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Shareholders can amend the bylaws with a majority vote; can call special meetings with a 10% vote

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No poison pill

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Meaningful director share ownership guidelines

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Annual board evaluations

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An Audit Committee composed of a majority of Audit Committee Financial Experts

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Mandatory retirement age of 72

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Average tenure of 6.5 years

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Robust shareholder engagement program

Shareholder Engagement. A&B values the views of its shareholders. During 2021, members of our management team met or offered to meet (virtually, due to the pandemic) with shareholders who cumulatively owned approximately 75 percent of our stock to discuss our operations, corporate governance, environmental and social initiatives, and executive compensation, and to solicit feedback on these and a variety of other topics. Shareholder perspectives are shared with the Board.
Director Independence. The Board has reviewed each of its current directors and nominees and has determined that Messrs. Leong, Lewis, Pasquale and Yeaman and Mses. Laing and Saito are independent under New York Stock Exchange (“NYSE”) rules. In making its independence determinations, the Board considered the following: Ms. Laing – her status as a former interim officer of A&B for seven months from November 2018 through May 2019.
Board Leadership Structure. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. It understands that there is no single approach to providing Board leadership and that the right Board leadership structure may vary as circumstances warrant.
The Board currently has a separate non-executive Chairman, a CEO and a Lead Independent Director. At this time, the Board believes that a separate Chairman is beneficial in providing oversight and leadership in handling board responsibilities. This also allows our CEO to focus on Company strategy and business operations. The Lead Independent Director’s duties include consulting with the Chairman of the Board on agendas and meeting schedules, facilitating the process for the Board’s self-evaluation, presiding at Board meetings in the absence of the Chairman or over matters on which the Chairman may be conflicted, and consulting with the Chairman on key issues related to the Company.
Upon the retirement of the former Chairman of the Board in September 2020, the Board appointed Eric Yeaman as the Chairman. In selecting Mr. Yeaman, the directors considered his extensive executive experience, knowledge of the Hawaii community, contributions on A&B’s Audit and Compensation Committees, board tenure, leadership abilities and integrity. At the time, Mr. Pasquale was serving in the role of Lead Independent Director and the Board concluded that he should continue in that role. The Board believes that the combination of Mr. Yeaman, as Chairman of the Board, and Mr. Pasquale, as Lead Independent Director, working closely together with our CEO, enables each person to bring complementary skills and areas of expertise to create an independent and effective Board. The Board has determined that its leadership structure is appropriate for A&B at this time.
Other Public Company Directorships. The Board recognizes the time commitments attendant to Board membership and expects that directors be fully committed to devoting the time necessary to fulfill their Board responsibilities. Under A&B’s Corporate Governance Guidelines, directors may sit on no more than four public company boards (including A&B’s). The Nominating and Corporate Governance Committee conducts an annual review of director commitment levels in connection with its recommendation of directors for election to the Board at the annual meeting of stockholders, with consideration given to public
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
company leadership roles and outside commitments. It also will consider the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member. The Committee has reviewed the 2022 director nominees and affirms that all directors are compliant at this time.
The Board’s Role in Strategy and Risk Oversight. The Board oversees the strategic direction of the Company. It has provided leadership on critical strategic issues, including focusing and growing the commercial real estate portfolio in Hawaii, the simplification of the Company’s business model, and the Company’s response to COVID-19. It receives regular strategic presentations from management and reviews and evaluates the Company’s strategic and operating plans, as appropriate.
The Board also has oversight of the risk management process, which it administers in part through the Audit Committee. One of the Audit Committee’s responsibilities involves discussing policies regarding risk assessment and risk management. Risk oversight plays a role in all major Board decisions and the evaluation of risk is a key part of the decision-making process. For example, the identification of risks and the development of sensitivity analyses are key requirements for capital requests that are presented to, and evaluated by, the Board.
This risk management process occurs throughout all levels of the organization, but is also facilitated through a formal process in which the Company identifies significant risks through regular discussions with all levels of management. Risk management is reflected in the Company’s compliance, auditing and risk management functions, and its risk-based approach to strategic and operating decision-making. Management reviews its risk management activities with the Audit Committee and the full Board of Directors on a regular basis. In addition, risk management perspectives from each of A&B’s business segments are included in the Company’s operating and strategic plans. Cybersecurity and information security risks are among the risks discussed with the Audit Committee quarterly and reported to the full Board annually. The Board believes that its current leadership structure is conducive to the risk oversight process.
Pay Risk Assessment. The Compensation Committee reviews compensation policies, plans and structure for the Company’s executive group, to ascertain whether any of the compensation programs and practices create excessive risks or motivate risky behaviors that are reasonably likely to have a material adverse effect on the Company. Management has worked with the Compensation Committee to review the NEOs’ incentive plans and related policies and practices, and the overall structure and positioning of total pay, pay mix, the risk management process and related internal controls.
Based on its formal review process, the Compensation Committee concluded that there continues to be no material adverse effects due to pay risk. Management and the Compensation Committee concluded that A&B’s NEO compensation programs represent an appropriate balance of fixed and variable pay, cash and equity, short-term and long-term compensation, financial and non-financial performance, and an appropriate level of enterprise-wide risk oversight. The Company periodically reviews the compensation policies, plans and structure for the Company’s employees and, based on such review, our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Strong Compensation Risk Management
•
Robust stock ownership guidelines

•
Multi-year vesting periods of equity awards

•
Capped incentive payments

•
Use of multiple performance metrics

•
Pay philosophy for all elements of pay targeted at the 50th percentile

•
Reasonable payout tied to company and individual performance (e.g., incentive awards funding of 50% at threshold, 100% at target, 200% at maximum, with linear interpolation between each goal)

•
50% of NEOs’ equity awards granted are performance-based, using relative total shareholder return (“TSR”) over three years as a performance metric

•
Review of goal-setting by the Compensation Committee to ensure that goals are appropriate

•
Mix of pay that is consistent with competitive practices for organizations similar in size and complexity

•
Insider trading and hedging prohibitions

•
A compensation clawback policy

•
Oversight by a Compensation Committee composed of independent directors

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Board of Directors and Committees of the Board. The Board of Directors held seven meetings during 2021. At all regularly scheduled meetings, the independent directors of A&B met in executive sessions, led by the Chairman of the Board. In 2021, all directors were present at 100% of the meetings of the A&B Board of Directors and Committees of the Board on which they serve. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is governed by a charter, which is available on the corporate governance page of A&B’s website, www.alexanderbaldwin.com.
Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Christopher J. Benjamin
Diana M. Laing	Member	Member
John T. Leong	Member
Thomas A. Lewis, Jr.		Member
Douglas M. Pasquale	Chair		Member
Michele K. Saito		Chair	Member
Eric K. Yeaman	Member		Chair
Audit Committee: The current members of the Audit Committee are:
•
Mr. Pasquale, Chair

•
Ms. Laing

•
Mr. Leong

•
Mr. Yeaman

The Board has determined that each member is independent under the applicable NYSE listing standards and SEC rules. In addition, the Board has determined that Mr. Pasquale, Mr. Yeaman and Ms. Laing are “audit committee financial experts” under SEC rules. The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors and are summarized in the Audit Committee Report, which appears in this Proxy Statement. The Audit Committee met five times during 2021.
Compensation Committee: The current members of the Compensation Committee are:
•
Ms. Saito, Chair

•
Ms. Laing

•
Mr. Lewis

The Board has determined that each member is independent under the applicable NYSE listing standards. The Compensation Committee has general responsibility for management and other salaried employee compensation and benefits, including incentive compensation and stock incentive plans, and for making recommendations to the Board on director compensation. The Compensation Committee may form subcommittees and delegate such authority as the Committee deems appropriate, subject to any restrictions by law or listing standard. For further information on the processes and procedures for consideration of executive compensation, see the “Compensation Discussion and Analysis” section below. The Compensation Committee met four times during 2021.
Nominating and Corporate Governance Committee: The current members of the Nominating and Corporate Governance Committee (the “Nominating Committee”) are:
•
Mr. Yeaman, Chair

•
Ms. Saito

•
Mr. Pasquale

The Board has determined that each member is independent under the applicable NYSE listing standards. The functions of the Nominating Committee include recommending to the Board individuals qualified to serve as directors; recommending to the Board the size and composition of committees of the Board and monitoring the functioning of the committees; advising on Board
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
composition and procedures; reviewing corporate governance issues; overseeing the annual evaluation of the Board; and ensuring that an evaluation of management is occurring. The Nominating Committee met five times during 2021.
Nominating Committee Processes. The Nominating Committee is responsible for recommending to the Board individuals qualified to serve as directors of the Company. The Nominating Committee believes that the minimum qualifications for serving as a director are high ethical standards, a commitment to shareholders, a genuine interest in A&B and a willingness and ability to devote adequate time to a director’s duties. The Nominating Committee also may consider other factors it deems to be in the best interests of A&B and its shareholders, such as business experience, financial expertise and knowledge and involvement in Hawaii communities and businesses.
Board Diversity:  The Board believes that the Company benefits from having directors with a diversity of viewpoints, backgrounds and experiences. The Nominating Committee considers diversity with respect to gender, ethnicity, knowledge, skills, professional experience, education and expertise, and representation in industries and geographies relevant to the Company as important factors in its evaluation of candidates. Currently, of our seven directors, two are women and three are ethnically diverse. Hawaii, where we have been headquartered for over 150 years, is a diverse community. The Board considers the diversity of our workforce, community, tenants and stakeholders as it evaluates its composition.
The Nominating Committee identifies potential nominees through various methods, including engaging, when appropriate, firms that specialize in identifying director candidates and by asking current directors to notify the Nominating Committee of qualified persons who might be available to serve on the Board.
The Nominating Committee will consider director candidates recommended by shareholders. In considering such candidates, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating Committee, a shareholder must submit a written recommendation that includes the name of the shareholder, evidence of the shareholder’s ownership of A&B stock (including the number of shares owned and the length of time of ownership), the name of the candidate, the candidate’s qualifications to be a director and the candidate’s consent for such consideration.
The shareholder recommendation and information described above must be sent to the Corporate Secretary at 822 Bishop Street, Honolulu, Hawaii, 96813 and must be received not less than 120 days before the anniversary of the date on which A&B’s Proxy Statement was released to shareholders in connection with the previous year’s annual meeting.
Once a potential candidate has been identified by the Nominating Committee, the Nominating Committee reviews information regarding the person to determine whether the person should be considered further. If appropriate, the Nominating Committee may request information from the candidate, review the person’s accomplishments, qualifications and references, and conduct interviews with the candidate. The Nominating Committee’s evaluation process does not vary based on whether a candidate is recommended by a shareholder.
Board and Committee Self-Evaluation Process. The Board of Directors conducts annual board and committee evaluations to assess its performance and effectiveness. As part of this process, each board member responds to a questionnaire that includes areas for comments. Responses are discussed and both board and committee performance are evaluated at a subsequent Board meeting.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Corporate Governance Guidelines. The Board of Directors has adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to promote the more effective functioning of the Board and its committees. The guidelines provide details on matters such as:

Select Corporate Governance Guideline Topics
•
Goals and responsibilities of the Board

•
Selection of directors, including the Chairman of the Board

•
Board membership criteria, director retirement age and limits on board seats

•
Stock ownership guidelines

•
Director independence, and executive sessions of non-management directors

•
Board self-evaluation

•
Board compensation

•
Board access to management and outside advisors

•
Board orientation and continuing education

•
Leadership development, including annual evaluations of the CEO and management succession plans

The full text of the A&B Corporate Governance Guidelines is available on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com.
Code of Ethics. A&B has adopted a Code of Ethics (the “Code”) that applies to the CEO, Chief Financial Officer and Controller. A copy of the Code is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com. A&B intends to disclose any changes in or waivers from its Code by posting such information on its website.
Code of Conduct. A&B has adopted a Code of Conduct, which is applicable to all directors, officers and employees, and is posted on the corporate governance page of A&B’s corporate website, www.alexanderbaldwin.com.
A&B’s Culture. We are proud of the culture at A&B, where we are committed to being Partners for Hawaii. Several years ago, A&B built upon its longstanding principles and developed vision, mission and values statements that guide our daily actions. These statements were updated in 2021 to reflect the continuing evolution of the Company:
Our Vision: As Hawaii’s premier commercial real estate company, we will own and operate a superior portfolio of properties that enhances the lives of Hawaii’s people, enables our tenants to thrive and creates value for our shareholders.
Our Mission: Utilize A&B’s extensive assets, expertise, long history and deep relationships to benefit Hawaii and all our stakeholders. Develop, acquire and manage commercial real estate in a way that fulfills the everyday needs of Hawaii’s residents and promotes the sustainability of our communities. Support our employees in their quest to further their careers, provide for their families, enjoy their work and give back to the community.
Our Values:
Integrity	Be guided in all actions by strong moral principles, in keeping with A&B’s legacy of honesty and fairness.
Respect	Value and respect the unique qualities, perspectives and contributions of each employee and seek to understand the priorities of community members.
Adaptability	Embrace innovation and seek better approaches.
Collaboration	Share information and ideas and work together to find the best solutions.
Decisiveness	Make clear and timely decisions and communicate them widely.
Accountability	Hold ourselves accountable for delivering results and recognizing achievement.
Corporate Responsibility, Sustainability and ESG. Prioritizing environmental, social and governance (“ESG”) issues aligns with A&B’s mission to benefit Hawaii and all our stakeholders. We understand our responsibility to the environment and the communities in which we operate and are dedicated to making continued improvements in our efforts.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Our leadership team and the Board of Directors are committed to ESG issues. Consideration of ESG is integrated into our operations and informs how we pursue opportunities and manage risks and is a meaningful component of our strategic plans. The Board of Directors provides oversight and received regular reports on ESG matters, including diversity and climate risk. We regularly seek input from our investors on ESG and other topics. In 2021, we conducted ESG-specific outreach, meeting or offering to meet with governance teams from investors representing approximately 60% of our stock, including some of our largest investors. This outreach is part of our commitment to communicate with our shareholders.
Climate Change: The Board of Directors also provides oversight on climate risk. We continue working to align our disclosures with the Task Force on Climate-Related Financial Disclosures (“TCFD”) and the Sustainability Accounting Standards Board (“SASB”). We issued our second annual corporate responsibility report in 2021, which expanded on our TCFD disclosures, discussing climate change governance, strategy and risk management, and metrics and targets. We added greenhouse gas emissions data (scopes 1, 2 and 3) to our existing environmental disclosures of energy usage, renewable energy production and water usage for our commercial real estate portfolio. We also added a SASB index to the report. Our corporate responsibility report is located at www.alexanderbaldwin.com/wp-content/uploads/2021/08/AB_Corporate-Responsibility-Report-Aug-2021_Final.pdf.
We understand the importance of clean energy in combating climate change and have been renewable energy producers since 1906 when our first hydroelectric facility began operations. In 2021, we produced approximately 26,000 megawatt hours (“MWH”) from hydroelectric sources. We also commenced construction of a 1.3 MWH rooftop photovoltaic system at Pearl Highlands Center, with plans to develop a broader rooftop solar initiative across our CRE portfolio.
Environmental and Social Councils: To continue advancing our ESG efforts, we have formed two key employee councils – an Environmental Council and a Social Council – made up of a diverse group of employees from all levels of our organization that will help shape our agenda for environmental and social stewardship, both within and outside of A&B. We have established baseline environmental and social metrics and, in collaboration with these Councils, will develop robust and meaningful targets and goals in 2022.
Diversity: A&B values diversity and strives to create an inclusive workplace where everyone is able to bring their whole selves to work. We believe that a diverse workforce creates value by fostering greater creativity, innovation and inclusive connection among our employees and our community. Diversity is an important part of A&B’s human capital management practices and long-term strategy. Additional information, including workforce diversity statistics, was included for a second year in our corporate responsibility report.
Other ESG highlights are listed below.
•
Continued an energy efficiency program for various properties in our portfolio, with energy reductions in 2020 of over 980,000 KWH. The program in its current state is expected to result in a reduction of more than 10,000 tons of carbon during the ten-year program.

•
Increased our focus on diversity, equity and inclusion (“DEI”), supporting A&B Pride (a LGBTQ affinity group), a women’s leadership development group, and a “Green Team.” Formed A&B Partners for Equality, a company program to highlight and champion DEI and social justice issues.

•
Continued to support our employees, tenants and community throughout the COVID pandemic.

•
Strengthened our engagement with our employees, increasing communications and connectivity with our employees as they worked remotely and conducting our fifth annual employee survey.

•
Gave $962,500 in cash and in-kind donations to 176 organizations in 2021.

Compensation of Directors. The Compensation Committee periodically reviews the compensation of A&B’s non-employee directors with the assistance of its independent compensation consultant, WTW (formerly Willis Towers Watson). The compensation levels and components were reviewed in July 2021 along with the annual review of the Company’s share-ownership guidelines. The share-ownership guidelines were deemed to be well aligned with market competitive practices and remain unchanged in 2021. With regard to director compensation, certain compensation levels were considered to be below market competitive practices and were revised as described further in this proxy statement. This is the first time A&B has made adjustments to non-Chairman pay elements in the last 10 years.
The following table summarizes the compensation earned by or paid to our directors (other than Mr. Benjamin, A&B CEO, whose compensation is included in the Summary Compensation Table and who receives no compensation for serving on the Board) for services as a member of our Board of Directors for the period from January 1, 2021 through December 31, 2021.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
2021 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Nonqualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f) )	(g)	(h)
Diana M. Laing	72,500	90,009	N/A	N/A	N/A	0	162,509
John T. Leong	65,000	90,009	N/A	N/A	N/A	2,000(3)	157,009
Thomas A. Lewis, Jr.	63,500	90,009	N/A	N/A	N/A	0	153,509
Douglas M. Pasquale(4)	110,750	90,009	N/A	N/A	N/A	0	200,759
Michele K. Saito	80,250	90,009	N/A	N/A	N/A	0	170,259
Eric K. Yeaman(5)	108,250	135,013	N/A	N/A	N/A	0	243,263

(1)
Represents the aggregate grant-date fair value of the annual automatic grant of Restricted Stock Unit (“RSU”) awards made in 2021. See discussion of the assumptions underlying the valuation of equity awards included in Note 16 of the Company’s consolidated financial statements, included in the Company’s 2021 Annual Report on Form 10-K. At the end of 2021, Ms. Laing, Mr. Leong Mr. Pasquale and Ms. Saito each held 5,020 RSUs, Mr. Lewis held 9,020 RSUs and Mr. Yeaman held 7,530 RSUs.

(2)
No director holds any outstanding stock options and no stock options have been granted to directors by A&B or by A&B Predecessor since 2007.

(3)
Represents charitable contributions under the matching gifts program described in the Matching Gift Program section below.

(4)
Includes compensation paid to Mr. Pasquale for his service as Lead Independent Director.

(5)
Includes compensation paid to Mr. Yeaman for his service as non-executive Chairman of the Board.

Our Board of Directors approved the following non-employee director compensation schedule of annual fees, which was developed with the assistance of WTW.
Pay Element		2021 Amount		Amount Effective 1/1/22
Annual Board Cash Retainer			$56,000	$56,000 (no change)
Chairman of the Board Annual Cash Retainer			$85,000	$100,000
Lead Director Annual Cash Retainer			$81,000	$81,000 (no change)
Committee Member Cash Retainers (in addition to Board Cash Retainer)	• Audit • Compensation • Nominating and Corporate Governance	$ $ $	9,000 7,500 6,000	$10,000 $7,500 (no change) $7,500
Committee Chair Cash Retainers (in addition to Committee Member Cash Retainer)	• Audit • Compensation • Nominating and Corporate Governance	$ $ $	14,000 10,000 7,500	$14,000 (no change) $10,000 (no change) $7,500 (no change)
Annual Equity Award			$90,000	$100,000
Chairman of the Board Equity Award			$135,000	$160,000
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION
Directors are provided an additional per meeting fee of $750 if the number of board or committee meetings they attend exceeds an annual predefined number, which is currently set at:
•
Board – 7 meetings

•
Audit – 6 meetings

•
Compensation – 5 meetings

•
Nominating and Corporate Governance – 4 meetings

Under the terms of the Alexander & Baldwin, Inc. 2012 Incentive Compensation Plan (“2012 Plan”), an automatic annual grant of RSUs is made to each director at each Annual Meeting of Shareholders. A prorated grant is made upon appointment as a director at any time between Annual Meetings. Awards vest in their entirety on the earlier of their one-year grant date anniversary or immediately prior to the first regular annual meeting of stockholders that occurs in the year following the year of the award date. Accelerated vesting occurs upon cessation of service by reason of death, disability or retirement during the vesting period. Directors who are management employees of A&B or its subsidiaries do not receive compensation for serving as directors. Commencing with the 2022 fiscal year, based on market data and input from the Compensation Committee’s independent compensation consultant, the automatic annual equity award granted to our non-management directors was increased to $100,000 from $90,000 and to $160,000 from $135,000 for the Chairman of the Board. The annual equity awards in fiscal year 2022 will be made pursuant to the 2022 Omnibus Incentive Plan, subject to approval of our shareholders. For more information, please see “Proposal 3 – Approval of the 2022 Omnibus Incentive Plan” in this Proxy Statement.
Director Business Travel Accident Coverage. Non-management directors have coverage of $250,000 for themselves and $50,000 for their accompanying spouses while traveling on A&B business.
Matching Gift Program. Directors may participate in A&B’s matching gifts program for employees, in which A&B matches contributions to any non-profit organization serving Hawaii communities or any educational institution in the United States up to an aggregate maximum of $2,000 annually.
Director Share Ownership Guidelines. The Board has adopted guidelines that encourage each non-employee director to own A&B common stock (including RSUs) with a value of $280,000, which is five times the current annual board retainer of $56,000, within five years of becoming a director. All current directors have met or are on track to meet the established guidelines within the required timeframe.
Communications with Directors. Shareholders and other interested parties may contact any of the directors by mailing correspondence “c/o A&B Law Department” to A&B’s headquarters at 822 Bishop Street, Honolulu, Hawaii 96813. The Law Department will forward such correspondence to the appropriate director(s). However, the Law Department reserves the right not to forward any offensive or otherwise inappropriate materials.
In addition, A&B’s directors are encouraged to attend the Annual Meeting of Shareholders. All directors attended the 2021 Annual Meeting.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

SHAREHOLDERS SECURITY OWNERSHIP
The following table lists the names and addresses of the only shareholders known by A&B on February 17, 2022 to have owned beneficially more than five percent of A&B’s common stock outstanding, the number of shares they beneficially own, and the percentage of outstanding shares such ownership represents, based upon the most recent reports filed with the SEC. Except as indicated in the footnotes, such shareholders have sole voting and dispositive power over shares they beneficially own.
Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	13,840,679(a)	19.0%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	11,452,066(b)	15.8%

(a)
As reported in Amendment No. 2 to Schedule 13G dated January 27, 2022 (the “BlackRock 13G”) filed with the SEC. According to the BlackRock 13G, as of December 31, 2021, BlackRock, Inc. has sole voting power over 13,269,609 shares and sole dispositive power over 13,840,679 shares and does not have shared voting or shared dispositive power over any shares.

(b)
As reported in Amendment No. 11 to Schedule 13G dated February 9, 2022 (the “Vanguard 13G”) filed with the SEC. According to the Vanguard 13G, as of December 31, 2021, The Vanguard Group has no sole voting power over any shares and sole dispositive power over 11,256,751 shares, has shared voting power over 128,354 shares, and has shared dispositive power over 195,315 shares.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

DIRECTORS AND EXECUTIVE OFFICERS INFORMATION
Security Ownership of Directors and Executive Officers. The following table shows the number of shares of A&B common stock beneficially owned as of February 17, 2022 by each director and nominee, by each executive officer named in the “Summary Compensation Table” below, and by directors and executive officers as a group and, if at least one-tenth of one percent, the percentage of outstanding shares such ownership represents. Except as indicated in the footnotes, directors, nominees and executive officers have sole voting and dispositive power over shares they beneficially own.
Name or Number in Group	Number of Shares Beneficially Owned (a)(b)(c)(d)	Percent of Class
Diana M. Laing	10,843	—
John T. Leong	4,530	—
Thomas A. Lewis, Jr.	13,748	—
Douglas M. Pasquale	86,068	0.1
Michele K. Saito	36,467	0.1
Eric K. Yeaman	38,732	0.1
Christopher J. Benjamin	278,444	0.4
Brett A. Brown	26,342	—
Lance K. Parker	41,231	0.1
Nelson N. S. Chun	146,939	0.2
Meredith J. Ching	124,554	0.2
15 Directors and Executive Officers as a Group	832,073	1.1

(a)
Amounts include 28,404 shares held in a trust by the spouse of Mr. Benjamin and 213 shares held by the spouse of Ms. Ching.

(b)
Amounts include shares as to which certain persons have (i) shared voting and dispositive power, as follows: Mr. Pasquale – 86,068 shares, Ms. Ching – 3,976 shares, and directors, nominees and executive officers as a group – 90,044 shares and (ii) sole voting power only: Ms. Ching – 679 shares, Mr. Parker – 524, and directors and executive officers as a group – 1,203 shares.

(c)
Shares owned by Mr. Brown are held in a brokerage margin account.

(d)
Amounts do not include 556,012 RSUs or Performance Share Units (“PSUs”) that have been granted to the directors and executive officers as a group that may not be acquired prior to April 18, 2022. No director or executive officer holds any outstanding stock options and no stock options have been granted by A&B or by A&B Predecessor since 2012.

Certain Relationships and Transactions. A&B has adopted a written policy under which the Audit Committee must pre-approve all related person transactions that are disclosable under Item 404(a) of SEC Regulation S-K. Prior to entering into a transaction with A&B, directors and executive officers (and their family members) must make full disclosure of all facts and circumstances to the Law Department. The Law Department then determines whether such transaction requires the approval of the Audit Committee. The Audit Committee considers all of the relevant facts available, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s or executive’s independence, including with respect to an immediate family member of a director or executive or an entity in which a director or executive is a partner, shareholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee will approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders. If a related person transaction involves a member of the Audit Committee, that member recuses himself or herself from the process of review and approval.
The Audit Committee has established written procedures to address situations when approvals need to be sought between meetings. Whenever possible, proposed related person transactions will be included as an agenda item at the next scheduled Audit Committee meeting for review and approval. However, if it appears that a proposed related person transaction will occur prior to the next scheduled Audit Committee meeting, approval will be sought from Audit Committee members between meetings.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

Approval by a majority of the Committee members will be sufficient to approve the related person transaction. If a related person transaction is approved in this manner, the action will be reported at the next Audit Committee meeting.
There were no related person transactions in 2021 that were required to be reported under SEC rules.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis (“CD&A”)
The CD&A addresses A&B’s compensation practices for 2021 for the five executive officers named in the Summary Compensation Table on page 33 (collectively, the “Named Executive Officers” or “NEOs”). The compensation for the following NEOs is addressed in the CD&A:
•
Christopher J. Benjamin, President and Chief Executive Officer

•
Brett A. Brown, Executive Vice President and Chief Financial Officer

•
Lance K. Parker, Executive Vice President and Chief Operating Officer

•
Nelson N. S. Chun, Executive Vice President and Chief Legal Officer

•
Meredith J. Ching, Executive Vice President, External Affairs

Executive Summary
2021 results reflected a strong recovery in the Hawaii economy and the Company’s businesses compared to 2020’s COVID-impacted results. In particular, the CRE operations posted excellent results in 2021, with significant increases in revenue, NOI and same-store NOI. Record-level leasing activity was achieved, along with strong collections and recoveries. CRE redevelopment continued at a favorable pace across the portfolio. In addition, we significantly advanced our simplification and monetization efforts, highlighted by the sale of the assets of our Kukui’ula joint venture projects on Kauai. We also strengthened our balance sheet, improved debt levels and established financial tools that increased our financial flexibility, including an At-the-Market equity program. Overall, net income, FFO and core FFO were up significantly compared to 2020. A&B’s stock price recovered strongly, with a total shareholder return of 49.9% for 2021. Executive compensation in 2021 reflected our operational successes as well as challenges.
In addition, we continued to respond to the COVID-19 pandemic with strategic actions that focused on our employees, our tenants, our communities and our shareholders. We continued our work from home plan as appropriate, focusing on the safety of our employees. We also offered flexible work arrangements, stayed connected with employees through frequent town hall meetings, and held a significant number of employee activities and learning events throughout the year. We worked proactively with our tenants and supported the operational and facilities changes that helped them to operate safely. We also continued our focused and strategic community giving to include COVID-related needs, prioritizing vaccination efforts and combating food and housing insecurity.
In 2021, our executive compensation program received strong support from shareholders, with approximately 97% of the Say-on-Pay votes cast in favor of the program. We believe this is because our pay program links pay with performance, aligns pay with shareholder interests and follows good governance practices. The vote on executive compensation is just one source of insight regarding shareholder views on our compensation practices. A&B also has an extensive shareholder outreach program that incorporates discussion of various governance topics, including compensation. In 2021, we met or offered to meet (virtually, due to the pandemic) on environmental, social and governance-focused matters and company operations with shareholders owning approximately 75% of our stock. The Compensation Committee welcomes shareholder perspectives on our program and is informed regarding feedback gathered in discussions with shareholders.
Approach to Compensation Governance. The Compensation Committee consistently evaluates the Company’s executive compensation practices and modifies or adopts programs or practices to provide an appropriate balance of risk and reward. A&B firmly believes in pay for performance and alignment with shareholder interests. Thus, a majority of NEO compensation is tied to performance to ensure alignment with shareholders. 78% of CEO and 66% of other NEO target total direct compensation (“TDC”) (excluding the one-time simplification incentive) is performance-based pay aligned with shareholder interests. A&B adheres to good governance practices, as listed below, to ensure that it adopts best practices to the extent that they are best aligned to the business goals and strategy of the Company as well as shareholder interests.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION

Promote Good Pay Practices
•
Direct components of pay are generally targeted at the 50th percentile of market pay data

•
TDC consisting heavily of performance-based compensation

•
Multiple relevant performance metrics to determine incentive payments

•
Multi-year performance periods on performance-based equity awards

•
Multi-year vesting periods on equity awards

•
Robust stock ownership guidelines for senior executives

•
Review of realizable pay of NEOs

•
Reasonable internal pay ratios

•
Reasonable severance or change-in control provisions

•
Double trigger change-in-control severance that requires both a change-in-control and termination of employment without cause before any payments are made

•
“Clawback” policies established for executives

•
NEOs generally participate in the same health and welfare benefit plans as other salaried employees

•
Conduct shareholder outreach to solicit input and gain investor perspectives on our compensation programs

•
Anti-hedging policies established

•
No repricing or replacing of underwater stock options without prior shareholder approval

•
Pay risk assessments

Compensation Overview
The Company’s executive compensation programs are administered by its Compensation Committee. The Compensation Committee has retained WTW, an independent compensation consultant, to provide advice and analysis on the design, structure and level of executive compensation for A&B.
Compensation Philosophy and Objectives. The Company seeks to align its objectives with shareholder interests through a compensation program that attracts, motivates and retains qualified and effective executives, and rewards performance and results. To achieve this, the Company uses the following pay elements, which are described more fully under the “Pay Elements” section of the CD&A:
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EXECUTIVE COMPENSATION
Element of Pay	Composition	Metrics	Rationale
Base Salary	Cash	—	• Provides a fixed rate of pay based upon an executive’s responsibilities
Annual Cash Incentives	Cash	70-75% A&B Performance Grid Metrics 10-15% Grace Pacific Performance Grid Metrics 10-20% Individual Goals
•
Rewards the achievement of annual Company, business unit and individual performance

•
Reinforces pay-for-performance principles

•
Rewards both immediately measurable accomplishments and actions that create longer-term value

One-time Simplification Incentive	Cash	75-100% of Participant’s Annual Cash Incentives Target	• Rewards the execution of the Company’s simplification strategy with respect to monetization of specific asset groups over a one-to-two-year period
Long-Term Incentives	50% PSUs 50% RSUs	Relative 3-year TSR (FTSE Nareit All-Equity REITs Index & Selected Peer Group) 3-year vesting period
•
Aligns the executives’ long-term interests with those of A&B’s shareholders, motivates long-term performance

•
Aids in attracting and retaining employees

•
Reinforces pay-for-performance principles

Health and Welfare Benefits		—	• Aids in attracting and retaining employees
Retirement Benefits		—	• Assists employees with retirement income savings and attracts and retains employees
Severance Benefits		—	• Retains talent during transitions due to a Change in Control or other covered events
Pay for Performance. The Company’s overall performance in 2021 was reflected in elements of compensation earned by NEOs for 2021. For the pay elements listed above, A&B targets pay at around the 50th percentile.
Pay Mix. The Company’s combination of pay elements is designed to place greater emphasis on performance-based compensation, while at the same time focusing on long-term talent retention and ensuring an appropriate balance between pay and risk. The Committee believes this is consistent with one of its key compensation objectives, which is to align management and shareholder interests. For 2021, the TDC mix was generally within the same range as competitive practices based on survey data for each element of pay, as shown by the following table.
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Percentage of Target Total Direct Compensation*
Provided by Each Core Pay Element for 2021
*
Does not include one-time simplification incentive

Assessment of Total Compensation. In evaluating and making pay decisions, the Compensation Committee utilizes the following tools, resources and information:

•
Company and individual performance

•
Say-on-Pay vote results

•
Competitive market data

•
Economic environment

•
Job responsibilities and experience

•
Positioning within the executive’s salary range

•
Positioning in relation to the pay philosophy

•
Investor feedback

•
Projected market salary increases

•
Value of the total pay package

•
Alignment to pay-for-performance principles

•
Reasonableness and balance of pay risk

•
Internal pay equity

•
NEO’s current and expected future contributions

•
Size of recent awards

Internal Pay Equity. A&B considers internal pay equity as a factor in establishing compensation for executives. One of the metrics considered is the CEO’s annual compensation relative to the average annual compensation for the other NEOs, as compared with such a ratio based on 50th percentile benchmark data. For 2021, the Company’s CEO-to-other-NEOs pay ratio was lower than the 50th percentile ratio of companies in our executive talent market. This finding indicates that our CEO’s annual compensation is reasonable in relation to these benchmarks.
Pay Elements
The Company provides the following pay elements to its executive officers in varying combinations to accomplish its compensation objectives.
Salary: Salary is intended to provide a competitive fixed rate of pay based upon an executive’s responsibilities. The Company believes that salary is less impactful than performance-based compensation in achieving the overall objectives of the Company’s executive compensation program. Accordingly, at target total direct compensation (not including one-time simplification incentive), less than half (between 22% to 45%) of a NEO’s target total compensation is salary.
Generally, the Board of Directors determines the CEO’s annual salary change on the basis of the factors listed previously in the Assessment of Total Compensation section. The Board has a formal performance review process for the CEO that includes categories such as, but not limited to: company goals, financial results, strategic leadership, corporate culture, business management, and talent management. Each Board member has an opportunity to provide specific input on the CEO’s
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performance across key categories. The results of this process are carefully considered by the Board and the Compensation Committee in determining the CEO’s annual salary and incentive award.
The CEO recommends annual salary changes for the other NEOs. Salary adjustments for NEOs are generally considered by the Compensation Committee in February of each year for implementation on April 1.
NEO	Base Salary as of 12/31/20	% Change	Base Salary as of 12/31/21
Mr. Benjamin	$690,000	3%	$710,700
Mr. Brown	$400,000	5%	$420,000
Mr. Parker*	$397,838	10.6%	$440,000
Mr. Chun	$362,805	3%	$373,689
Ms. Ching	$305,933	4.6%	$320,000

*
Mr. Parker was promoted to Chief Operating Officer effective November 1, 2021.

Annual Incentives: For 2021, annual incentives for NEOs were provided through the Alexander & Baldwin, Inc. Performance Improvement Incentive Plan (“PIIP”) to motivate and reward executives for achievement of pre-established corporate performance metrics and individual goals, as applicable. The Company believes that the annual incentive structure drives the following objectives:
•
Aligning with key goals/objectives and shareholder interests

•
Rewarding for achievement of company performance

•
Emphasizing pay-for-performance

•
Fostering a team environment while allowing for flexibility in individual recognition

PIIP Performance Goal Categories. Each plan year, awards for all plan participants are determined based on attainment level of goals for that year, as determined by the Compensation Committee. Performance grid metrics and individual goals were established in February 2021.
•
A&B Performance Grid Metrics (weighted 75% for the CEO, 70% for other NEOs) – Designed to reward the achievement of financial metrics related to A&B and to ensure that executives are held accountable for the financial health and discipline of the Company. The targets are based on the Company’s Board-approved operating plan and adjusted in certain instances to exclude the effect of certain items. When establishing the operating plan, management and the Board of Directors consider the historical performance of the Company, external elements such as economic conditions and competitive factors, Company capabilities, performance objectives, and the Company’s strategic plan. The maximum and threshold performance ranges were determined on the basis of the level of difficulty in achieving the objective and are intended to ensure an enduring standard of performance. Awards can range from 0% to 200% of target.

•
Grace Pacific Performance Grid Metrics (weighted 15% for the CEO, 10% for other NEOs) – Designed to reward the achievement of financial metrics related to Grace Pacific LLC (“Grace Pacific”), the Company’s materials and construction subsidiary. The targets are based on the Company’s Board-approved operating plan and adjusted in certain instances to exclude the effect of certain items. Awards can range from 0% to 200% of target.

•
Individual Goals (weighted 10% for the CEO, 20% for other NEOs) – Rewards the contributions and accomplishments of individual goals and priorities and the executive’s success in fulfilling their duties and responsibilities. Awards can range between 0% to 200% of target.

PIIP Company Performance and Payout Determination (Except for CEO). Determination of award levels in 2021 was based on the Company’s operating performance as compared to Performance Grid Metrics set at the beginning of the year and Individual Goal ratings, based on input from senior management and on business actions and outcomes in support of the Company’s strategic direction. Recommendations were reviewed and approved by the Compensation Committee. The level of achievement for each Performance Grid Metric and Individual Goal is rated on a scale from 0 to 3, as follows: 0 for below threshold performance, 1.0 for threshold performance, 2.0 for target performance and to 3.0 for maximum performance. The factors included in the Performance Grid Metrics were selected because the Company believes they best reflect the results of business execution and achievement of financial metrics of the respective operations and align with performance measures used more traditionally by our REIT peers. In addition, individual goals reward the individual contributions and accomplishments that are not necessarily reflected in annual financial results.
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Individual award levels are determined by multiplying each NEO’s incentive target by the weighting of each element (A&B grid, Grace grid and individual goals) and by performance ratings for the applicable measures at below threshold (0%), threshold (50%), target (100%) or maximum (200%) levels, with proration between these levels, as determined by the Compensation Committee. The CEO recommends individual goal ratings for the non-CEO NEOs while the CEO’s individual goal rating is determined separately by the Compensation Committee.
A&B Performance Metrics ($ in millions)	Threshold	Target	Maximum	Actual	0-3 Rating
Same-Store NOI Growth(1)	0.8%	4.2%	9.7%	17.3%	3
Core FFO(1)	$48.0	$53.9	$62.0	$69.4	3
Adjusted Net Debt to Adjusted EBITDA(1)	6.7x	6.2x	5.7x	5.2x	3
Non-Grace Pacific G&A Expenses(1)	$40.1	$37.1	$34.1	$36.7	2.1
Grace Pacific Performance Metrics ($ in millions)	Threshold		Target		Maximum	Actual		0-3 Rating
Grace Pacific Adjusted EBITDA(1)		$5.0		$9.9	$14.9	-$	0.3	0
Recordable Backlog (EOY)(2)		$120		$145	$170		$175.3	3
Net Cash Flow to/(from) A&B(3)	-$	7.0	-$	3.5	$0	-$	6.0	1.3

(1)
Refer to the Use of Non-GAAP Financial Measures section in this Proxy Statement for a discussion of the use of non-GAAP financial measures and the required reconciliations of GAAP to non-GAAP measures.

(2)
Backlog represents the total amount of revenue that Grace Pacific, Maui Paving, LLC and Goodfellow Grace Pacific A J.V. expect to realize on contracts awarded. Both Maui Paving and Goodfellow Grace Pacific are 50-percent-owned unconsolidated affiliates. Backlog primarily consists of asphalt paving and, to a lesser extent, Grace Pacific’s consolidated revenue from its construction-and traffic control-related products and services. Backlog includes estimated revenue from the remaining portion of contracts not yet completed, as well as revenue from approved change orders. The length of time that projects remain in backlog can span from a few days for a small volume of work to 36 months, or longer, for large paving contracts and contracts performed in phases. This amount includes opportunity backlog consisting of contracts in which Grace Pacific has been confirmed to be the lowest bidder at the time of this disclosure. Circumstances outside the Company’s control such as procurement or technical protests, and/or changes in the availability of project funding, among others, may arise that prevent the finalization of such contracts.

(3)
Net Cash Flow to/from A&B represents the net amount of cash advances and/or repayments between Grace Pacific and A&B for the period January 1, 2021 through December 31, 2021.

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EXECUTIVE COMPENSATION
Individual Performance. Individual goals are developed by the NEOs and approved by the CEO (with the exception of the CEO’s individual goals, which are reviewed by the Compensation Committee). Performance against individual goals is rated on a scale from 0 to 3, as follows: 0 for below threshold performance, 1.0 for threshold performance, 2.0 for target performance and to 3.0 for maximum performance.
NEO	Individual Goals
Mr. Benjamin
•
Support the continued turnaround of Grace Pacific and position the business for sale.

•
Monetize Kukui’ula and the McBryde land assets.

•
Develop and begin implementation of a comprehensive post-COVID, post-simplification organization.

Mr. Brown
•
Identify and create a strategic, tax-efficient, disposition model for all major asset sales and create a debt repayment strategy with sale proceeds.

•
Renegotiate and upsize A&B’s unsecured credit facilities and position A&B to utilize available financial tools.

•
Finalize future state cost and organization structure.

•
Ensure clear investor messaging regarding A&B’s strategic transformation and improved metrics.

Mr. Parker
•
Establish long-term, post-simplification CRE growth strategy for portfolio.

•
Direct the overall land management and monetization efforts for Maui.

•
Implement a professional advancement plan as part of the Company’s succession planning process.

Mr. Chun
•
Resolve various real estate and environmental matters to position Grace Pacific for sale.

•
Resolve various environmental matters affecting Maui and Kauai non-core lands.

•
Complete review and revisions of Company policies and restructure insurance coverage.

•
Develop succession plan for legal operations.

Ms. Ching
•
Direct the overall management of water matters relating to the Company’s land stewardship.

•
Support the continued turnaround of Grace Pacific and position the business for sale.

•
Provide government relations leadership and support for land sales/monetization efforts and REIT-related strategic matters.

•
Develop and begin implementation of post-simplification organization design for External Affairs, including a strategic communications plan.

Each NEO’s individual performance rating was between target and maximum.
PIIP Payout Determination for the CEO. Each plan year, the CEO’s annual incentive is determined by the Compensation Committee separately from other plan participants. The award is calculated using a 75% weighting for the same A&B Performance Grid Metrics and 15% weighting for the same Grace Pacific Performance Grid Metrics applicable to all other NEOs plus a 10% weighting for Individual Goals. The Compensation Committee and the Board of Directors evaluate the CEO’s individual goal performance based on criteria established at the beginning of 2021, including leadership and execution of organizational initiatives and strategies. Based on that evaluation, the Compensation Committee rates the CEO’s individual performance on a scale from 0 to 3, as follows: 0 for below threshold performance, 1.0 for threshold performance, 2.0 for target performance and to 3.0 for maximum performance. The Committee rated the CEO’s individual performance at 2.5. The Committee considered the leadership provided by the CEO including advancement of strategic corporate priorities, continued progress in monetization of non-core assets, and advancement of simplification and organizational effectiveness efforts.
For the CEO’s 2021 PIIP award, after calculation of the A&B and Grace Pacific Performance Grid Metrics and Individual Goals, the Compensation Committee awarded the CEO a total incentive award of $1,254,705, which was 161% of target.
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Actual awards earned in total by the NEOs were based on performance against the goals as described above and were as follows:
PIIP Annual Incentive Award Information
	Target PIIP Award		Actual as a % of	Actual PIIP Award
NEO	% of Base Salary	$	Target	% of Base Salary	$
Mr. Benjamin	110%	$781,770	161%	177%	$1,254,705
Mr. Brown	80%	$336,000	159%	127%	$534,368
Mr. Parker	80%	$336,000*	156%	124%	$522,608
Mr. Chun	55%	$205,529	154%	84%	$315,566
Ms. Ching	55%	$176,000	166%	91%	$291,347

*
Mr. Parker’s target award is based on his salary as of July 1, 2021 rather than his salary as of December 31, 2021 that includes an increase for his promotion to Chief Operating Officer effective November 1, 2021.

Executive Simplification Incentive Program (ESIP)
In its effort to further simplify A&B’s ongoing operations, the Company implemented a one-time incentive program to motivate and reward executives for the execution of its simplification strategy to monetize certain of the Company’s agricultural landholdings and renewable energy assets, the Company’s materials and construction business and the Company’s interest in the Kukui’ula joint venture. Simplification of the Company’s business model is critical strategically as the Company transitions from a more diversified organization and focuses on becoming a pure commercial real estate company in line with its REIT peers. The ESIP program was designed to highlight the crucial nature of simplification given the expected strategic benefits of monetization and existing market conditions.
Participants in this program are limited to PIIP participants, including the NEOs, who are involved closely in the process of achieving these goals within a two-year period. The two-year timeframe reflects the importance of the simplification process to the Company’s strategy and is a key performance factor. Each NEO has an aggregate bonus opportunity under the ESIP that ranges from 75% to 100% of their then-current annual PIIP target.
The Compensation Committee has discretion to determine ESIP payouts. The potential payout amounts were set at the below percentages of PIIP target to reflect the workload associated with completing the transactions successfully, the scale of the transactions and the anticipated benefit to the Company’s strategy resulting from the transactions.
The table below describes the award level, as a percentage of the NEO’s PIIP target as of April 1, 2021, the maximum award payout and the actual 2021 award amount:
	Award Potential as % of PIIP Target				Award Potential in Dollars	2021 Award
Individual	Kukui’ula Sale	M&C Sale	Ag/Energy Assets	Total
Chris Benjamin	30%	40%	30%	100%	$781,770	$234,531
Brett Brown	30%	40%	30%	100%	$336,000	$100,800
Lance Parker	50%	20%	30%	100%	$336,000	$168,000
Nelson Chun	25%	25%	25%	75%	$154,147	$51,382
Meredith Ching	25%	25%	25%	75%	$132,000	$44,000
Based on the sale of substantially all of the assets of A&B’s Kukui’ula joint venture projects, which was approved by the A&B Board of Directors in September 2021 and completed in November 2021, and the timely handling and execution of the sale, the Compensation Committee approved the payouts for the NEOs above. The aggregated total award payments of $598,713 represent approximately 0.5% of the $113 million of total proceeds received by the Company from the Kukui’ula sale.
The ESIP remains in effect and could result in additional payments upon the successful monetization of the materials and construction business and certain agricultural lands and energy assets.
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Equity Compensation:
Equity grants are generally approved by the Compensation Committee at its January meeting. Based on current market data provided by WTW, the CEO makes recommendations for each executive officer other than himself to the Compensation Committee, which retains full authority to set the actual grant amount. In determining the type and size of a grant to an executive officer, the Compensation Committee generally considers, among other things, the items mentioned above in the Assessment of Total Compensation section.
Equity Grant Information
	Target 2021	LTI Vehicle Mix
NEO	LTI Value	PSUs	RSUs
Mr. Benjamin	$1,700,000	50%	50%
Mr. Brown	$700,000	50%	50%
Mr. Parker	$700,000	50%	50%
Mr. Chun	$250,000	50%	50%
Ms. Ching	$250,000	50%	50%

•
RSUs are awards that are settled in shares but vest in thirds over a three-year period based on service. RSUs are intended to focus behaviors on improving long-term stock price performance on an absolute basis (as a complement to the relative-performance nature of PSUs), increase share ownership and strengthen retention of participants through a three-year vesting period. Under the service-vesting requirement, recipients must remain employed until the end of each vesting period to earn any shares that become issuable. Pro-rata vesting will apply to the extent employment ceases with the Company during the restricted period by reason of death, disability or retirement during the vesting period. Grantees receive dividends on the full amount of RSUs granted, regardless of vesting, at the same rate as is payable on the Company’s common stock.

•
PSUs will be settled in shares and have both a performance- and service-vesting requirement. The performance requirement is based on A&B’s TSR results relative to the TSR of companies that comprise the FTSE Nareit All-Equity REITs Index and a select group of peer REITs that are a subset of the FTSE Nareit All-Equity REITs Index focused on shopping center and diversified portfolios, with market capitalization between $500 million and $6 billion. PSUs have concurrent three-year performance and vesting horizons. Under the service-vesting requirement, recipients must remain employed until the end of the performance and vesting period to earn any shares that become issuable. Pro-rata vesting will apply to the extent employment ceases with the Company during the performance period by reason of death, disability or retirement, with proration to be applied to the number of shares resulting from the Company’s relative TSR over the performance period (i.e., actual performance). PSUs are intended to motivate recipients to focus on A&B shareholder returns relative to the share performance of other U.S.-based companies with similar market capitalization. The service requirement provides that PSUs cliff vest after a three-year period (concurrent with the performance period), as defined by the award. Payment of accrued dividend equivalents on PSUs will be made upon attainment of the applicable performance goals and will be paid according to the number of actual shares earned.

Performance Ranges for 2021 PSUs
	Performance	Earnout*
Threshold	35th Percentile	35% of Target
Target	55th Percentile	100% of Target
Maximum	75th Percentile	200% of Target

*
With proration between these levels

2019 PSUs: With TSR at the 53.0 percentile for the FTSE Nareit All-Equity REITs index and at the 76.0 percentile for the Selected Peer Group index, 147% of the PSUs granted in 2019 were earned.
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Target total direct compensation is presented in the following table:
Target Total Direct Compensation for 2021*
NEO	Base Salary as of 12/31/21	Target PIIP Award	2021 LTI Grant	Target Total Direct Compensation
Mr. Benjamin	$710,700	$781,770	$1,700,000	$3,192,470
Mr. Brown	$420,000	$336,000	$700,000	$1,456,000
Mr. Parker**	$440,000	$336,000	$700,000	$1,476,000
Mr. Chun	$373,689	$205,529	$250,000	$829,218
Ms. Ching	$320,000	$176,000	$250,000	$746,000

*
Excluding one-time simplification incentive

**
Mr. Parker’s target award is based on his salary as of July 1, 2021 rather than his salary as of December 31, 2021 that includes an increase for his promotion to Chief Operating Officer effective November 1, 2021.

Retirement Plans: The Company provides various retirement plans to assist its employees with retirement income savings and to attract and retain its employees. The Committee periodically reviews the value of benefits from the retirement plans in conjunction with all other forms of pay in making compensation decisions.
A&B Retirement Plan for Salaried Employees (Frozen since 2012): The A&B Retirement Plan for Salaried Employees (the “Qualified Retirement Plan”), which is a tax-qualified defined benefit pension plan, provides pension benefits to the Company’s salaried non-bargaining unit employees. The Pension Benefits table of this Proxy Statement provides further information regarding the Qualified Retirement Plan. In 2007, A&B Predecessor closed participation in its traditional defined pension plan for new non-bargaining unit employees hired after January 1, 2008. Effective January 1, 2012, the Company froze benefit accruals under its traditional defined benefit plans for all non-bargaining unit employees hired before January 1, 2008 and replaced the benefit with a cash balance formula in which participants accrued 5% of their eligible annual compensation. Effective January 1, 2020, the Company froze benefit accruals under the cash balance formula and replaced the benefit with a non-elective company contribution to the A&B Individual Deferred Compensation and Profit-Sharing Plan and the A&B Non-Qualified Defined Contribution Plan, as described below.
In February 2021 a plan to terminate the Qualified Retirement Plan was approved. Participants will have the choice of receiving a single lump sum payment or an annuity from a highly-rated insurance company that will pay and administer future benefit payments. The effective date of the termination is May 31, 2021.
A&B Individual Deferred Compensation and Profit-Sharing Plan: The Company has a tax-qualified defined contribution retirement plan (the “IDC Plan”) available to all salaried non-bargaining unit employees. Beginning in 2020, the IDC Plan provided for a match of up to 3% of the eligible compensation deferred by a participant during the fiscal year, subject to IRS maximum compensation limitations and a non-elective Company contribution equal to 3% of eligible compensation.
The Company has a profit-sharing plan which provides for performance-based discretionary contributions to participants based on the degree of achievement of goals similar to 2021 AIP goals as determined by the Compensation Committee. Employees are immediately eligible for up to 5% of annual base compensation, based on achievement of goals. There was a 4.7% profit-sharing contribution for 2021.
A&B Excess Benefits Plan: This non-qualified benefit plan (the “Excess Benefits Plan”) for executives is designed to meet the retirement plan objectives described above. Certain executives, including all NEOs, are eligible to participate in the Excess Benefits Plan. It complements the Qualified Retirement Plan and the IDC Plan by providing benefits and contributions in amounts that could not be provided by those plan’s formulas due to the limits imposed by tax law. Effective January 1, 2020, the Company froze benefit accruals under this plan and replaced the benefit with a Non-Qualified Defined Contribution Plan. The Pension Benefits table of this Proxy Statement provides further information regarding the A&B Excess Benefits Plan.
A&B Non-Qualified Defined Contribution Plan: Under the A&B Non-Qualified Defined Contribution Plan, eligible participants receive 3% of their annual eligible compensation in excess of the applicable IRS compensation limit, a discretionary gain sharing contribution up to 5% of base salary in excess of the applicable IRS compensation limit, based on achievement of goals, and the
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lesser of 3% of eligible compensation or the applicable IRS deferral limit minus the maximum allowable match, including the match on catch-up contributions, under the 401(k) plan.
Employment and Other Agreements: The Company does not provide employment or similar agreements for any of the NEOs. The Company believes in a policy of “at will” employment.
Severance Plan and Change in Control Agreements: The Company provides severance benefits pursuant to the Severance Plan and Change in Control agreements to reinforce and encourage the continued attention and dedication of members of the Company’s top management, including NEOs, to their assigned duties without possible distraction and disruption arising from a change in control or other covered event. Severance arrangements also are provided to maintain a competitive pay package. The Compensation Committee designed the change in control agreement to provide a competitively structured program, and yet be conservative overall in the amounts of potential award payouts. The Compensation Committee’s decisions regarding other compensation elements are affected by the potential payouts under these arrangements, as the Committee considers how the terms of these arrangements and the other pay components interrelate. These arrangements are described in further detail in the “Other Potential Post-Employment Payments” section of this Proxy Statement.
Retiree Health and Medical Plan, Life and Disability Insurance: The Company provides NEOs with the same retiree medical benefits as are provided in general to all salaried non-bargaining unit employees who joined A&B Predecessor prior to January 1, 2008. The Company’s contribution towards the monthly medical premium is based on the employee’s age and years of service and is capped at $136 per month. The benefits from these plans are reflected in the “Other Potential Post-Employment Payments” section of this Proxy Statement. Effective January 1, 2022, NEOs receive the same life insurance coverage maximum of two times base salary as is provided in general to all salaried non-bargaining unit employees, with maximum amounts of $1,000,000 for NEOs and $400,000 for other employees. Effective January 1, 2022, NEOs also receive disability insurance through a group disability program available to all salaried non-bargaining unit employees, plus up to an additional $17,500 a month under an individual disability insurance program based on total base salary and annual incentive target.
The Role of Compensation Survey Data
The Company uses published compensation survey data as a reference but does not benchmark against specific companies within such surveys. The Company operates in several different industries and there are no companies that are considered directly comparable in business mix, size and geographic relevance. Accordingly, the Company does not use data that are specific to any individual segment of the Company’s business but instead, based on the recommendation of WTW, uses data from three national and highly recognized published surveys representing a broad group of general industry and real estate companies similar in size to the Company to assess the Company’s pay practices. WTW uses data subsets in each survey that represent companies of similar size with revenues between $250 million and $1 billion. The survey sources provide only one of the tools that the Committee uses to assess appropriate pay levels. Internal equity, Company performance, business unit performance, compensation philosophy, performance consistency, historical pay movement, pay mix, pay risk, economic environment and individual performance are also reviewed.
The surveys used by WTW in its assessment of total direct compensation and CEO pay ratio as compared to other NEOs include:
•
WTW 2021 CDB General Industry Executive Database

•
WTW 2021 Long-term Incentives, Policies and Practices Survey

•
National Association of Real Estate Investment Trusts (Nareit) 2021 Compensation Survey

The Role of the Compensation Consultant
After conducting a search, the Compensation Committee selected and retained WTW, an independent executive compensation consulting firm, to assist the Committee in:
•
Evaluating salary and incentive compensation levels

•
Reviewing and suggesting executive pay plan design modifications

•
Understanding current trends and legislative reform initiatives in the area of executive compensation

•
Assessing appropriate outside Board of Director pay levels and structuring

WTW reports directly to and takes instructions from the Compensation Committee. The Committee approves all WTW engagements, including the nature, scope and fees of assignments. The Compensation Committee has reviewed WTW’s work, policies and procedures and determined that no conflicts of interest exist. In accordance with the New York Stock Exchange
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(“NYSE”) requirements, the Compensation Committee annually assesses the independence of its compensation consultant, outside legal counsel, and other advisers who will provide services with respect to executive compensation matters.
The Role of Management
Management assists the Compensation Committee in its role of determining executive compensation in a number of ways, including:
•
Providing management’s perspective on compensation plan structure and implementation

•
Identifying appropriate performance measures and suggesting company, unit and individual performance goals that are consistent with the Board-approved operating plans

•
Providing the data used to measure performance against established goals, with the CEO providing perspective on individual executive performance and compensation amounts

•
Providing recommendations, based on information provided by WTW, regarding pay levels for officers on the basis of plan formulas, salary structures and the CEO’s assessment of individual officer performance

Tax and Accounting Considerations
In evaluating the Company’s executive compensation structure, the Compensation Committee considers tax and accounting treatment, balancing the effects on the individual and the Company. The Compensation Committee believes that the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole or primary factor, in establishing the cash and equity compensation programs for the executive officers. Section 162(m) of the Code generally limits to $1.0 million the amount of remuneration that the Company may deduct in any calendar year for certain executive officers. The Compensation Committee believes that cash and equity incentive compensation must be maintained at the requisite level to attract and retain the executive officers essential to the Company’s financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation. Accordingly, the Compensation Committee will continue to maintain flexibility and the ability to pay competitive compensation by not requiring all compensation to be deductible.
Stock Ownership Guidelines
To enhance shareholder alignment and ensure commitment to value-enhancing, longer-term decision-making, the Company has established stock ownership guidelines. Executives are required to own a value of stock equal to the salary multiple below within a five-year period from commencement of employment or within a five-year period after a change in salary based on promotion:
Position	Salary Multiple
CEO	5X
Other NEOs	3X
All NEOs, with the exception of Mr. Parker, have met or are on track to meet the ownership guidelines. Mr. Parker who became an NEO in 2015, has been advised against selling A&B stock until such time that he meets or exceeds his stock ownership guideline; he has not sold any A&B stock since becoming an NEO (other than the use of shares to pay taxes on the vesting of restricted stock units).
Equity Granting Policy
Equity awards are expected to be granted for current employees at the January Compensation Committee meeting each year. Equity grants for new hires or promoted employees are approved at regularly scheduled Compensation Committee meetings. The timing of these grants is made without regard to anticipated earnings or other major announcements by the Company.
Policy Regarding Speculative Transactions and Hedging
The Company has adopted a formal policy prohibiting directors, officers and employees from (i) entering into speculative transactions, such as trading in options, warrants, puts and calls or similar instruments, involving A&B stock, or (ii) hedging or monetization transactions, such as zero-cost collars and forward sale contracts, involving A&B stock. The Company does not prohibit investments in exchange funds.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Policy Regarding Recoupment of Certain Compensation
The Company has adopted a formal “clawback” policy for senior management, including all NEOs. Pursuant to the policy, the Company will seek to recover from each Participant, as defined in the policy, the full or partial portion of any incentive compensation paid or granted to, or received by, such Participant during the three-year period preceding the date on which the Company is required to prepare an accounting restatement that is greater than the amount that would have been paid, granted or received had the financial results been originally reported as set forth in the accounting restatement.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the CD&A section of this Proxy Statement with management and based on these discussions and review, it has recommended to the Board of Directors that the CD&A disclosure be included in this Proxy Statement.
The foregoing report is submitted by Ms. Saito (Chair), Ms. Laing and Mr. Lewis.
Compensation Committee Interlocks and Insider Participation
There were no Compensation Committee Interlocks or Insider Participation in 2021.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Summary Compensation Table. The following table summarizes the compensation paid by A&B to its NEOs in 2021, 2020 and 2019.
2021 Summary Compensation Table
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($)(1) (d)	Stock Awards ($)(2) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($)(3) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)
Christopher J. Benjamin President and Chief Executive Officer	2021	711,523	351,797	1,834,728	N/A	1,137,439	0(6)	101,066	4,136,553
	2020	690,000	386,400	1,946,094	N/A	69,000	300,551	78,710	3,470,755
	2019	685,000	170,116	1,969,270	N/A	664,884	390,393	33,403	3,913,066
Brett A. Brown(7) Executive Vice President and Chief Financial Officer	2021	420,955	186,480	755,459	N/A	448,688	N/A	62,860	1,874,442
	2020	400,000	137,600	801,301	N/A	64,000	0	40,728	1,443,629
	2019	259,231	71,728	604,043	N/A	163,500	N/A	96,668(8)	1,195,170
Lance K. Parker Executive Vice President and Chief Operating Officer(9)	2021	423,748	241,920	755,459	N/A	448,688	10,558	63,166	1,943,539
	2020	397,838	159,135	686,836	N/A	63,654	74,887	49,185	1,431,535
	2019	394,941	59,048	729,337	N/A	404,363	87,508	22,815	1,698,012
Nelson N. S. Chun Executive Vice President and Chief Legal Officer(11)	2021	376,716	92,488	269,809	N/A	274,460	0(10)	50,657	1,064,130
	2020	362,805	99,771	286,186	N/A	39,909	32,480	38,737	859,888
	2019	360,163	49,839	303,877	N/A	174,800	77,702	21,546	987,927
Meredith J. Ching Executive Vice President, External Affairs	2021	318,944	100,320	269,809	N/A	235,027	0(12)	42,958	967,058
	2020	305,933	84,131	286,186	N/A	33,653	145,361	32,700	887,964
	2019	275,244	42,027	303,877	N/A	147,398	193,129	18,304	979,979

(1)
Represents the NEO’s awards attributable to ESIP 2021 awards and individual goals under the PIIP program for the fiscal year identified in column (b) payable in cash in February of the following year. Mr. Brown’s 2019 award includes a $25,000 signing bonus.

(2)
Represents the grant-date fair value of time-based RSUs and the grant-date fair value of PSUs for the fiscal year identified in column (b) granted in 2021. PSUs awarded in 2021 vest in February 2024 if performance goals are attained at target. If maximum performance goals applicable to the performance stock units were to be achieved, the values in this column with respect to 2021 would be as follows: Mr. Benjamin, $2,819,457; Mr. Brown, $1,160,925; Mr. Parker, $1,160,925; Mr. Chun, $414,620 and Ms. Ching, $414,620. If performance goals are not attained at threshold, all performance stock units will be forfeited. See Note 16 of the consolidated financial statements of the Company’s 2021 Annual Report on Form 10-K regarding the assumptions underlying the valuation of equity awards.

(3)
Represents the NEO’s award attributable to financial goals under the PIIP program for the fiscal year identified in column (b) payable in cash in February of the following year.

(4)
All amounts are attributable to the aggregate change in the actuarial present value of the NEO’s accumulated benefit under all defined benefit pension plans.

(5)
Represents amounts contributed by A&B to the NEO’s account under the A&B Individual Deferred Compensation and Profit Sharing Plan and Alexander & Baldwin Non-Qualified Defined Contribution Plan.

(6)
The change in pension value was a decrease of $4,391. Under SEC rules, such a decrease is shown in the table as $0.

(7)
Mr. Brown joined A&B on May 8, 2019.

(8)
Includes $50,000 for relocation expenses and $46,668 for taxes owed on such expenses.

(9)
In addition to his title of Executive Vice President, Mr. Parker also was Chief Real Estate Officer of A&B until November 1, 2021, when he was appointed Chief Operating Officer.

(10)
The change in pension value was a decrease of $43,208. Under SEC rules, such a decrease is shown in the table as $0.

(11)
Mr. Chun retired from A&B as of February 1, 2022.

(12)
The change in pension value was a decrease of $88,022. Under SEC rules, such a decrease is shown in the table as $0.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards. The following table contains information concerning the non-equity and equity grants under A&B’s incentive plans during 2021 to the NEOs.
2021 Grants of Plan-Based Awards
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3) (i)	All Other Option Awards: Number of Securities Underlying Options (#)(4) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($)(5) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Christopher J. Benjamin	2/1/21	351,797	703,593	1,407,186	19,169	54,768	109,536	54,768	N/A	N/A	1,834,728
Brett A. Brown	2/1/21	134,400	268,800	537,600	7,893	22,551	45,102	22,551	N/A	N/A	755,459
Lance K. Parker	2/1/21	134,400	268,800	537,600	7,893	22,551	45,102	22,551	N/A	N/A	755,459
Nelson N. S. Chun	2/1/21	82,212	164,423	328,846	2,819	8,054	16,108	8,054	N/A	N/A	269,809
Meredith J. Ching	2/1/21	70,400	140,800	281,600	2,818	8,054	16,108	8,054	N/A	N/A	269,809

(1)
Amounts reflected in this section relate to estimated payouts under the non-equity incentive portion of the PIIP. The value of the actual payouts is included in column (g) of the Summary Compensation Table.

(2)
Amounts in this section reflect PSU grants. PSUs awarded in 2021 vest in February 2024 if performance goals are attained during the performance period.

(3)
Amounts in this section reflect time-based RSUs.

(4)
No options were granted in 2021.

(5)
Represents the grant-date fair value of the equity awards granted in 2021. See Note 16 of the consolidated financial statements of the Company’s 2021 Annual Report on Form 10-K regarding the assumptions underlying the valuation of equity awards.

The PIIP is based on financial, operating, and individual goals for the Company. Performance measures, weighting of goals and target opportunities are discussed in the CD&A section of this Proxy Statement. Information on equity grants is provided in the CD&A section of this Proxy Statement.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year-End. The following table contains information concerning the outstanding equity awards held by the NEOs.
2021 Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock that Have Not Vested (#) (g)	Market Value of Shares or Units of Stock that Have Not Vested ($)(5) (h)	Equity In- centive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (i)	Equity In- centive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(5) (j)
Christopher J. Benjamin	0	—	—	—	—	92,595(1)	2,323,209	129,365(6)	3,245,768
Brett A. Brown	0	—	—	—	—	36,802(2)	923,362	49,290(7)	1,236,686
Lance K. Parker	0	—	—	—	—	36,109(3)	905,975	49,501(8)	1,241,980
Nelson N.S. Chun	0	—	—	—	—	13,703(4)	343,808	19,283(9)	483,810
Meredith J. Ching	0	—	—	—	—	13,703(4)	343,808	19,283(9)	483,810

(1)
Vesting date of unvested RSUs – 11,905 shares on 1/28/22; 12,961 shares each on 2/1/22, and 2/1/23; 18,256 shares each on 2/1/22, 2/1/23 and 2/1/24.

(2)
Vesting date of unvested RSUs – 3,577 shares on 7/29/22; 5,337 shares each on 2/1/22 and 2/1/23; 7,517 shares each on 2/1/22, 2/1/23 and 2/1/24.

(3)
Vesting date of unvested RSUs – 4,409 shares on 1/28/22; 4,574 shares on 2/1/22 and 4,575 shares on 2/2123; 7,517 shares each on 2/1/22, 2/1/23 and 2/1/24.

(4)
Vesting date of unvested RSUs – 1,837 shares on 1/28/22; 1,906 shares each on 2/1/22, and 2/1/23; 2,684 shares on 2/1/22 and 2,685 shares each on 2/1/23 and 2/1/24.

(5)
Market value of stock not vested, shown at target performance, based on the closing stock price at year-end of $25.09.

(6)
Vesting date of PSUs – 35,714 shares on 1/28/22; 38,883 shares on 2/1/23; 54,768 shares on 2/1/24.

(7)
Vesting date of PSUs – 10,729 shares on 7/29/22; 16,010 shares on 2/1/23; 22,551 shares on 2/1/24.

(8)
Vesting date of PSUs – 13,227 shares on 1/28/22; 13,723 shares on 2/1/23; 22,551 shares on 2/1/24.

(9)
Vesting date of PSUs – 5,511 shares on 1/28/22; 5,718 shares on 2/1/23; 8,054 shares on 2/1/24.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Option Exercises and Stock Vested. The following table contains information concerning option exercises and the vesting of stock awards for the NEOs during 2021.
Option Exercises and Stock Vested for 2021
	OPTION AWARDS		STOCK AWARDS
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)(4)	Value Realized on Vesting ($) (e)
Christopher J. Benjamin	50,677	261,000	35,704	552,410
Brett A. Brown	0	0	8,912	152,010
Lance K. Parker	0	0	12,596	195,015
Nelson N. S. Chun	23,389	123,962	5,399	83,534
Meredith J. Ching	17,539	161,359	5,399	83,534
The value realized in column (e) was calculated based on the market value of A&B common stock on the vesting date. No amounts realized upon exercise of options or vesting of stock have been deferred.
Pension Benefits. The following table contains information concerning pension benefits for the NEOs at the end of 2021.
Pension Benefits for 2021
Name (a)	Plan Name (b)	Number of Years Credited Service(1) (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Christopher J. Benjamin	A&B Retirement Plan for Salaried Employees	18.4	747,729	—
	A&B Excess Benefits Plan	18.4	1,770,880	—
Brett A. Brown	A&B Retirement Plan for Salaried Employees	0	—	—
	A&B Excess Benefits Plan	0	—	—
Lance K. Parker	A&B Retirement Plan for Salaried Employees	15.3	368,177	—
	A&B Excess Benefits Plan	15.3	83,851	—
Nelson N. S. Chun	A&B Retirement Plan for Salaried Employees	16.2	557,821	—
	A&B Excess Benefits Plan	16.2	611,744	—
Meredith J. Ching	A&B Retirement Plan for Salaried Employees	37.6	1,905,628	—
	A&B Excess Benefits Plan	37.6	632,644	—

(1)
Credited service used to calculate the traditional defined benefit was frozen as of December 31, 2011. Effective January 1, 2020, the Company froze benefit accruals under the cash balance plan. Years shown as based on all credited service years under the plan through the plan freeze date as of December 31, 2020.

Actuarial assumptions used to determine the present values of the pension benefits include: Discount rates for qualified and non-qualified retirement plans are 2.82% and 1.68%, respectively as of December 31, 2021. Age 62 (or current age, if greater) is the assumed retirement age. Qualified plan benefits (traditional defined benefit and cash balance) are assumed to be paid on a life annuity basis (however, cash balance portion could be paid in a lump sum). The cash balance accounts are projected to the assumed retirement age using 2.15% interest per year (the rate in effect for May 31, 2021 onward) with no future pay credits. The
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
projected qualified plan cash balance accounts were converted to life annuities at the assumed retirement age using the annuity conversion interest assumptions and mortality used in our financial disclosures, i.e., 1.99% (for the first 5 years), 3.52% (next 15 years) and 4.22% (years in excess of 20), and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code.
The Excess Benefits Plan benefits are paid as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a life annuity basis plus the cash balance account. The present value was determined based on interest rates (with 39% marginal tax rate adjustment) and mortality used in our financial disclosures, i.e., 0.43% (for the first 5 years), 1.56% (next 15 years) and 1.87% (years in excess of 20) applied on a rolling basis, and the Applicable Mortality Table, as defined for lump sum calculations under Section 417(e) of the Internal Revenue Code. The cash balance accounts are projected to the assumed retirement age using 2.15% interest per year (the rate in effect for May 31, 2021 onward) with no future pay credits.
A&B Retirement Plan for Salaried Employees:
The A&B Retirement Plan for Salaried Employees (the “Qualified Retirement Plan”) provides pension benefits to the Company’s salaried employees who are not subject to collective bargaining agreements. In 2007, A&B Predecessor closed participation in its traditional defined pension plan and established a cash balance plan for new non-bargaining unit employees hired after January 1, 2008. A&B Predecessor subsequently froze the traditional plan on January 1, 2012, transitioning all employees to the cash balance plan and lowering the vesting period from five years to three years. Effective January 1, 2020, the Company froze benefit accruals under the cash balance plan.
The traditional defined benefit formula was based on participants’ service and average monthly compensation in the five highest consecutive years of their final 10 years of service. For participants in the plan who remained employed after its freezing, this measurement period goes only through December 31, 2011. Compensation included base salary, overtime pay and one-year bonuses. The amounts were expressed as a single life annuity payable at the normal retirement age of 65. An employee became vested after five years of service with A&B Predecessor or the Company. An employee may take early retirement at age 55 or older, if the employee has already completed at least five years of service with A&B Predecessor or the Company. If an employee retires early, the same formula for normal retirement is used, although the benefit will be reduced for commencement before age 62 because the employee will receive payment early and over a longer period of time.
The replacement cash balance formula provided annual retirement account contributions equal to 5 percent of an employee’s eligible cash compensation, for each year worked through December 31, 2019, while covered by the cash balance formula, plus interest. At retirement or other separation from service, the employee may elect to receive the vested cash balance portion of the Qualified Retirement Plan benefits as a lump sum or an actuarially equivalent annuity. Effective January 1, 2020, the Company froze benefit accruals under the cash balance formula and replaced the benefit with a non-elective company contribution through the A&B Individual Deferred Compensation and Profit Sharing Plan for Salaried Non-Bargaining Employees, in which participants receive 3% of their annual eligible compensation. Participants received interest credit for the cash balance benefits after the plan freeze.
In February 2021 a plan to terminate the Qualified Retirement Plan was approved. Participants will have the choice of receiving a single lump sum payment or an annuity from a highly-rated insurance company that will pay and administer future benefit payments. The effective date of the termination is May 31, 2021.
A&B Excess Benefits Plan: The A&B Excess Benefits Plan is discussed in the CD&A section of this Proxy Statement. Under the pension portion of the Excess Benefits Plan associated with the Qualified Retirement Plan, benefits under the traditional defined benefit formula are payable after the executive’s separation from service in a lump sum that is actuarially equivalent to single life annuity form of payment, and the cash balance account is paid as a lump sum. Under the profit sharing portion of the Excess Benefits Plan associated with the A&B Retirement Plan, amounts are credited to executives’ accounts based on achievement of goals, to be payable after the executive’s separation from service. All NEOs are eligible to participate in the Excess Benefits Plan. Effective January 1, 2020, the Company froze benefit accruals under the plan and replaced the benefit with a Non-Qualified Defined Contribution Plan as described below.
A&B Non-Qualified Defined Contribution Plan: Under the A&B Non-Qualified Defined Contribution Plan, eligible participants receive 3% of their annual eligible compensation in excess of the applicable IRS compensation limit, a discretionary gain sharing contribution up to 5% of base salary in excess of the applicable IRS compensation limit based on achievement of goals, and the lesser of 3% of eligible compensation or the applicable IRS deferral limit plan minus the maximum allowable match, including the match on catch-up contributions, under the 401(k) plan.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Non-Qualified Deferred Compensation. The following table contains information concerning non-qualified deferred compensation for the NEOs.
2021 Non-Qualified Deferred Compensation
Name (a)	Executive Contributions in Last FY ($) (b)	Registrant Contributions in Last FY ($)(1) (c)	Aggregate Earnings/Loss in Last FY ($)(2) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FYE ($)(1) (f)
Christopher J. Benjamin	—	70,036	12,920	—	220,328
Brett A. Brown	—	31,830	1,342	—	54,235
Lance K. Parker	—	32,136	4,790	—	79,115
Nelson N. S. Chun	—	19,627	(218)	—	60,115
Meredith J. Ching	—	11,928	667	—	25,774

(1)
Represents contributions under the Alexander & Baldwin Nonqualified Defined Contribution Plan earned in the last fiscal year and accrued in the aggregate balance at last FYE and also included in the column (i) All Other Compensation in the 2021 Summary Compensation Table and in prior years to the extent of registrant contributions.

(2)
Represents interest and earnings earned on the prior year’s cash account balance.

Other Potential Post-Employment Payments.
Change in Control Agreements: A&B has entered into Change in Control Agreements with each of the NEOs that are intended to encourage their continued employment with A&B by providing them with greater security in the event of termination of their employment following a change in control of A&B and certain terminations prior to a change in control. The Company has adopted a participation policy that extends these agreements to those senior level executives whose employment would be most likely at risk upon a change in control. Each Change in Control Agreement has an initial one-year term and is automatically extended at the end of each term for a successive one-year period, unless terminated by A&B. The Change in Control Agreements provide for certain severance benefits if the executive’s employment is terminated by A&B without “cause” or by the executive for “good reason” within a specified period following (or prior to) a “Change in Control Event” of A&B, in each case as defined in the agreement, as follows: Upon a termination of employment under the above circumstances, the executive will be entitled to receive (i) a lump-sum severance payment equal to two times the sum of the executive’s base salary and target bonus, (ii) pro rata payment at target with respect to outstanding contingent awards for uncompleted performance periods, (iii) a lump sum payment of amounts due the executive under deferred compensation plans, and (iv) an amount equal to the positive spread between the exercise price of outstanding options held by the executive and the fair market value of the underlying shares at the time of termination. In addition, A&B will maintain all (or provide similar) health and welfare benefit plans for the executive’s continued benefit for a period of two years after termination or pay a taxable cash payment equal to the employer cost of providing such benefits. A&B will also reimburse executives for individual outplacement counseling services up to $10,000. These are “double trigger” agreements under which no payments are made and long-term incentives do not accelerate unless both a change in control and a qualifying termination of employment occurs.
In the event that any amount payable to the executive is deemed under the Internal Revenue Code to be made in connection with a change in control of the Company, and such payments would result in the excise tax imposed on “excess parachute payments” under the Internal Revenue Code, the Change in Control Agreements provide that the executive’s payments will be reduced to an amount that would not result in the imposition of the excise tax, to the extent that such reduction would result in a greater after-tax benefit to the executive. No tax gross-up payments are provided by the Change in Control Agreements.
Executive Severance Plan: The Company also maintains the Executive Severance Plan (“Severance Plan”) that covers the NEOs. The Severance Plan continues from year to year, subject to a periodic review by the Board of Directors. The Severance Plan provides certain severance benefits if a designated executive is involuntarily terminated without “cause,” as defined in the Severance Plan, or laid off from employment as part of a job elimination/restructuring or reduction in force. Upon such termination of employment and execution of a release agreement acceptable to the Company, the executive will be entitled to receive an amount equal to twelve months’ base salary, payable in equal installments over a period of one year, continued payment by the
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Company of life and disability insurance premiums and COBRA premiums for continued group health plan coverage for a maximum of twelve months, reimbursement for outplacement counseling services and a prorated share of incentive plan awards at target levels under the PIIP that would have been payable to the executive had he or she remained employed until the end of the applicable performance period.
Voluntary Resignation: If the executive voluntarily resigns from the Company, no amounts are payable under the Severance Plan or the PIIP. The executive may be entitled to receive retirement and retiree health and welfare benefits to the extent those benefits have been earned or vested under the provisions of the plans. The executive may have up to three to six months after termination to exercise vested stock options at the time of termination. In addition, the executive would be entitled to any amounts voluntarily deferred (and the earnings accrued) under the tax-qualified A&B IDC Plan.
Other benefits, as described in the CD&A section of this Proxy Statement, may include accrued, vested benefits under the Qualified Retirement Plan and the Excess Benefits Plan. See also the Pension Benefits for 2021 table and accompanying narrative.
The following tables show the potential value to each executive under various termination-related scenarios, assuming that the termination of employment or other circumstances resulting in payment occurred on December 31, 2021.
Executive Termination Scenarios
Christopher J. Benjamin
Components	Change in Control w/Qualifying Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$2,984,940	$710,700	—	—	—	—	—
Retirement Benefits(4)	$563	$(2,492)(6)	$(2,492)(6)	$(2,492)(6)	$(2,492)(6)	—	$(2,492)(6)
	$12,096(5)	$12,096(5)	$12,096(5)	$12,096(5)	$(247,087)(5)(6)	—	$12,096
Health & Welfare Benefits	$46,716	$21,020	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	—
Long-Term Incentives(7)	$4,846,989	—	—	—	$3,493,674	$3,493,674	$3,493,674
Total (Lump-sum)	$7,889,209	$739,228	$(2,492)(6)	$(2,492)(6)	$3,491,182	$3,493,674	$3,491,182
Total (Annuity)	$12,096	$12,096	$12,096	$12,096	$(247,087)(6)	—	$12,096
Brett A. Brown
Components	Change in Control w/Qualifying Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$1,512,000	$420,000	—	—	—	—	—
Retirement Benefits(4)	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
Health & Welfare Benefits	$58,892	$27,518	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	—
Long-Term Incentives(7)	$1,958,062	—	—	—	$1,270,949	$1,270,949	$1,270,949
Total (Lump-sum)	$3,538,954	$457,518	—	—	$1,270,949	$1,270,949	$1,270,949
Total (Annuity)	—	—	—	—	—	—	—
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
Lance K. Parker
Components	Change in Control w/Qualifying Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$1,113,896	$440,000	—	—	—	—	—
Retirement Benefits(4)	$57,367	$(5,182)(6)	$(5,182)(6)	$(5,182)(6)	$(5,182)(6)	—	not yet eligible
	$(40,173)(5)(6)	$(40,173)(5)(6)	$(40,173)(5)(6)	$(40,173)(5)(6)	$(142,578)(5)(6)	—	not yet eligible
Health & Welfare Benefits	$58,854	$27,446	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	—
Long-Term Incentives(7)	$1,882,603	—	—	—	$1,348,301	$1,348,301	$1,348,301
Total (Lump-sum)	$3,122,720	$472,264	$(5,182)(6)	$(5,182)(6)	$1,343,119	$1,348,301	$1,348,301
Total (Annuity)	$(40,173)(6)	$(40,173)(6)	$(40,173)(6)	$(40,173)(6)	$(142,578)(6)	—	not yet eligible

Nelson N. S. Chun(8)
Components	Change in Control w/Qualifying Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$1,158,436	$373,689	—	—	—	—	—
Retirement Benefits(4)	$4,196	—	—	—	—	—	—
	—	—	—	—	$(185,359)(5)(6)	—	—
Health & Welfare Benefits	$43,417	$20,011	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	–
Long-Term Incentives(7)	$715,266	—	—	—	$515,991	$515,991	$515,991
Total (Lump-sum)	$1,931,315	$403,700	—	—	$515,991	$515,991	$515,991
Total (Annuity)	—	—	—	—	$(185,359)(6)	—	—

Meredith J. Ching(8)
Components	Change in Control w/Qualifying Termination	Termination w/o Cause(1)	Termination w/Cause	Voluntary Resignation	Death	Disability(2)	Retirement(3)
Cash Severance	$992,000	$320,000	—	—	—	—	—
Retirement Benefits(4)	$3,446	—	—	—	—	—	—
	—	—	—	—	$(1,168,239)(5)(6)	—	—
Health & Welfare Benefits	$25,072	$11,129	—	—	—	—	—
Outplacement Counseling	$10,000	$10,000	—	—	—	—	—
Long-Term Incentives(7)	$715,266	—	—	—	$515,991	$515,991	$515,991
Total (Lump-sum)	$1,745,784	$341,129	—	—	$515,991	$515,991	$515,991
Total (Annuity)	—	—	—	—	$(1,168,239)(6)	—	—

(1)
Assumes execution of an acceptable release agreement as provided by the Executive Severance Plan.

(2)
If an NEO is disabled, the executive will continue to accrue credited vesting service as long as he/she is continuously receiving disability benefits under A&B’s sickness benefits plan or long-term disability benefit plan. Should the NEO stop receiving disability benefits, the accrual of credited vesting service will cease. Upon the later of attainment of age 65 or the date at which the executive is no longer eligible for disability benefits, the NEO will be entitled to receive a pension benefit based on years of credited benefit service and compensation prior to becoming disabled. Credited benefit service shall not include any periods of disability after December 31, 2011.

(3)
Normal retirement is at age 65. An executive with 5 years of service may retire at age 62 with unreduced traditional defined benefit pension benefits under the Qualified Retirement Plans. Employees may elect early retirement after attaining age 55 and completing 5 years of service.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
(4)
Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table, which uses a different set of assumptions for timing of termination as described in the related narrative.

(5)
Represents the present value of amount paid as an annuity.

(6)
The Retirement Benefits figures are incremental to the values shown in the Pension Benefits Table. Under certain termination scenarios, benefits reflected in the Pension Benefits Table under the various retirement plans are forfeited or reduced resulting in a negative value.

(7)
Includes the gain on accelerated stock options and the value of accelerated restricted stock and PSUs. The value of stock awards was determined based on the closing price of A&B common stock on December 31, 2021 of $25.09.

(8)
Mr. Chun and Ms. Ching are 62 or older and are eligible for unreduced retirement benefits per the Company’s retirement plan. Therefore, their benefits upon termination are the same as those shown in the pension benefits table (figures shown in the executive termination table are incremental to those in the pension benefits table). Mr. Chun’s and Ms. Ching’s qualified pension death benefits are different upon death since the death benefits are payable to their spouses assuming Joint & Survivor 50% form of payment is elected (non-qualified death benefits are the same as retirement since they are payable as lump sums, as if they retire as of 1/1/2021). The non-qualified Change in Control (“CIC”) benefits are different as they are calculated based on lump sum assumptions as of the assumed CIC date (as of 12/31/2021).

All amounts shown are lump-sum payments, unless otherwise noted. Assumptions used in the tables above are set forth in the Pension Benefits section, with the exception of non-qualified Change in Control benefits, which were calculated based on lump sum assumptions as of 12/31/2021 (0.31% (first 5 years), 1.41% (next 15 years), and 1.92% (years in excess of 20).
The Excess Benefits Plan benefits are paid, upon termination, as a lump sum equal to the present value of the traditional defined benefit assumed to be paid on a life annuity basis plus the cash balance account. The lump sum conversion was based on interest rates (with 39% marginal tax rate adjustment) and mortality used in our financial disclosures and included in the Pension Benefits section.
CEO to Median Employee Pay Ratio Information
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
In determining the summary compensation table amount of pay for our CEO and the median employee, management employed the same methodology used for NEOs as set forth in the 2021 Summary Compensation Table. The Company’s contribution to employee health plans was also included. As illustrated below, using the Total Pay amounts, A&B’s 2021 CEO to median employee pay ratio is 36:1.
CEO to Median Pay Ratio
	Summary Compensation Table Amount	+	Company Contribution to Health Plans	=	Total Pay
CEO	$4,136,553		$15,994		$4,152,547
Median Employee	$95,674		$18,908		$114,582
As allowed under applicable rules, we used the same median employee that was identified in the 2021 proxy statement using the following steps:
1.
We selected November 22, 2020, which is within the last three months of our fiscal year end (December 31, 2020), as the date upon which we would identify the “median employee” because it enabled us to make such identification in a reasonably efficient manner. We determined that, as of November 22, 2020, our employee population consisted of approximately 634 individuals, with all of these individuals located in the United States. This population consisted of our full-time part-time, and temporary employees, if any. Our workforce has remained stable since November 2020 and there are no changes to the employee population or compensation arrangements that would result in a significant change in the pay ratio disclosure.

2.
To identify the “median employee”, we utilized the amount of base salary and overtime our employees received, as reflected in our payroll records through November 22, 2020. When determining the “median employee,” we then approximated full-year values of base salary for all employees who were employed for a partial year.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
3.
We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation. Since our employees are located in the United States, as is our CEO, we did not make any cost-of-living adjustments in identifying the “median employee.”

4.
Once we identified our median employee in 2020, we combined all of the elements of such employee’s compensation for 2021 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $95,674.

5.
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column (column (j)) of our 2021 Summary Compensation Table included in this Proxy Statement.

The pay ratio is a reasonable estimate calculated based on rules and guidance provided by the SEC. The SEC rules allow for varying methodologies for companies to identify their median employee; and other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Consequently, the pay ratios reported by other companies are unlikely to be relevant or meaningful for purposes of comparison to our pay ratio as reported here.
Use of Non-GAAP Financial Measures
NOI is a non-GAAP measure used internally in evaluating the unlevered performance of the Company’s Commercial Real Estate portfolio. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only the contractual income and cash-based expense items that are incurred at the property level. When compared across periods, NOI can be used to determine trends in earnings of the Company’s properties as this measure is not affected by non-contractual revenue (e.g., straight-line lease adjustments required under GAAP); by non-cash expense recognition items (e.g., the impact of depreciation and amortization expense or impairments); or by other expenses or gains or losses that do not directly relate to the Company’s ownership and operations of the properties (e.g., indirect selling, general, administrative and other expenses, as well as lease termination income). The Company believes the exclusion of these items from operating profit (loss) is useful because the resulting measure captures the contractually-based revenue that is realizable (i.e., assuming collectability is deemed probable) and the direct property-related expenses paid or payable in cash that are incurred in operating the Company’s Commercial Real Estate portfolio, as well as trends in occupancy rates, rental rates and operating costs. NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
NOI represents total Commercial Real Estate contractually-based operating revenue that is realizable (i.e., assuming collectability is deemed probable) less the direct property-related operating expenses paid or payable in cash. The calculation of NOI excludes the impact of depreciation and amortization (e.g., depreciation related to capitalized costs for improved properties, other capital expenditures for building/area improvements and tenant space improvements, as well as amortization of leasing commissions); straight-line lease adjustments (including amortization of lease incentives); amortization of favorable/unfavorable lease assets/liabilities; lease termination income; interest and other income (expense), net; selling, general, administrative and other expenses (not directly associated with the property); and impairment of commercial real estate assets.
The Company reports NOI on a Same-Store basis, which includes the results of properties that were owned and operated for the entirety of the current and prior calendar year. The Same-Store pool excludes properties under development or redevelopment and also excludes properties acquired or sold during either of the comparable reporting periods. While there is management judgment involved in classifications, new developments and redevelopments are moved into the Same-Store pool after one full calendar year of stabilized operation. New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% occupancy. Properties included in held for sale are excluded from Same-Store.
The Company believes that reporting on a Same-Store basis provides investors with additional information regarding the operating performance of comparable assets versus from other factors (such as the effect of developments, redevelopments, acquisitions or dispositions).
The Company’s methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.
A reconciliation of Commercial Real Estate operating profit to NOI, Same-Store NOI and Non-Same Store NOI follows:
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
	Year Ended
(In millions)	2021	2020	Change
Commercial Real Estate operating profit	$72.6	$49.8
Adjustments:
Depreciation and amortization	37.7	40.1
Straight-line lease adjustments	(4.4)	1.3
Favorable/(unfavorable) lease amortization	(0.9)	(1.2)
Termination income	(0.2)	(2.3)
Other (income)/expense, net	(0.6)	(0.9)
Selling, general, administrative and other expenses	6.5	7.5
NOI	$110.7	$94.3
Acquisitions / dispositions and other adjustments	(2.9)	(2.4)
Same-Store NOI	$107.8	$91.9	17.3%
Non-Same Store NOI	$2.9	$2.4
Adjusted Non-Grace G&A Expenses was an operating performance measure for the Company for the year ended December 31, 2021. The Adjusted Non-Grace G&A Expenses measure consists of the Company’s consolidated selling, general and administrative expenses (i.e., Corporate overhead costs as well as selling, general and administrative expenses related to the Company’s segments), adjusted to exclude selling, general and administrative expenses at the Company’s Materials & Construction (“M&C”) segment and for other adjustments. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company believes that Selling, General and Administrative Expense is the most directly comparable GAAP measurement to Adjusted Non-Grace G&A Expenses. A reconciliation of Selling, General and Administrative Expense to Adjusted Non-Grace G&A Expenses follows:
(In Millions)	2021
Selling, General and Administrative Expense	$51.9
Adjustments:
M&C Segment Selling, General and Administrative Expense	(15.2)
Adjusted Non-Grace G&A Expenses	$36.7
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated on a consolidated basis (“Consolidated EBITDA”) by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes and depreciation and amortization. Consolidated Adjusted EBITDA is calculated by adjusting Consolidated EBITDA for items identified as non-recurring, infrequent or unusual that are not expected to recur in the Company’s core business. Adjusted EBITDA is calculated by adjusting Consolidated Adjusted EBITDA for (income) loss in the ordinary course of business related to the assets sold as part of the Company’s simplification efforts (as described in the “Executive Simplification Incentive Program (ESIP)” section above). A reconciliation of Consolidated Net Income to Consolidated Adjusted EBITDA and Adjusted EBITDA follows:
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
(In Millions)	2021
Net Income	$35.8
Adjustments:
Depreciation and amortization of commercial real estate	50.4
Interest expense	26.3
Income tax expense (benefit)	—
Consolidated EBITDA	$112.5
Adjustments:
Asset impairments related to the Materials & Construction Segment	26.1
Equity method investment impairment related to the Materials & Construction Segment	2.9
Consolidated Adjusted EBITDA	$141.5
Adjustments:
(Income) loss related to assets sold as part of simplification efforts	(24.6)
Adjusted EBITDA	$116.9
Net Debt is calculated by adjusting the Company’s total debt to its notional amount (by excluding unamortized premium, discount and capitalized loan fees) and by subtracting cash and cash equivalents recorded in the Company’s consolidated balance sheets. Adjusted Net Debt is calculated by adjusting Net Debt for cash received on assets sold as part of the Company’s simplification efforts (as described in the “Executive Simplification Incentive Program (ESIP)” section above), including (1) cash receipts in the ordinary course of business related to the assets sold and (2) one-time proceeds from the sale of the assets. A reconciliation of Notes Payable and Other Debt to Net Debt and Adjusted Net Debt follows:
(In Millions)	2021
Notes Payable and Other Debt	$532.7
Adjustments:
Net unamortized deferred financing cost / discount (premium)	0.2
Cash and cash equivalents	(70.0)
Net Debt	$462.9
Adjustments:
Cash receipts from assets sold as part of simplification efforts	139.8
Adjusted Net Debt	$602.7
Adjusted Net Debt to Adjusted EBITDA is calculated as Adjusted Net Debt divided by Adjusted EBITDA, as follows:
($ In Millions)	2021
Adjusted Net Debt	$602.7
Adjusted EBITDA	$116.9
Adjusted Net Debt to Adjusted EBITDA	5.2x
Core Funds From Operations (“Core FFO”) represents a non-GAAP measure relevant to the operating performance of the Company’s commercial real estate business (i.e., its core business). Core FFO is calculated by adjusting CRE operating profit to exclude items noted above (i.e., depreciation and amortization related to real estate included in CRE operating profit) and to make further adjustments to include expenses not included in CRE operating profit but that are necessary to accurately reflect the operating performance of its core business (i.e., corporate expenses and interest expense attributable to this core business) or to exclude items that are non-recurring, infrequent, unusual and unrelated to the core business operating performance (i.e., not likely to recur within two years or has not occurred within the prior two years).
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

EXECUTIVE COMPENSATION
(In Millions)	2021
CRE Operating Profit	$72.6
Adjustments:
Depreciation and amortization of commercial real estate properties	37.7
Corporate and other expense	(27.1)
Core business interest expense	(13.5)
Distributions to participating securities	(0.3)
Core FFO	$69.4
Materials & Construction EBITDA is calculated by adjusting segment operating loss (which excludes interest expense and income taxes) to add back depreciation and amortization recorded for the segment. The Company adjusts Materials & Construction EBITDA to arrive at Grace Adjusted EBITDA by excluding the income attributable to the Company’s joint venture interest in a materials company, the Company’s income from its Maui quarries as well as adjusting for items identified as non-recurring, infrequent or unusual that are not expected to recur in the segment’s normal operations and to exclude income attributable to noncontrolling interests as presented in its consolidated statements of operations.
As illustrative examples, the Company identified non-cash long-lived asset impairments recorded in different businesses within the M&C segment as non-recurring, infrequent or unusual items that are not expected to recur in the segment’s normal operations. By excluding these items from Materials & Construction EBITDA to arrive at Grace Adjusted EBITDA, the Company believes it provides meaningful supplemental information about its core operating performance and facilitates comparisons to historical operating results. Such non-GAAP measures should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
(In Millions)	2021
Materials & Construction Operating Profit (Loss)	$(40.5)
Adjustments:
Materials & Construction depreciation and amortization	10.8
Materials & Construction EBITDA	$(29.7)
Impairment of assets related to Materials & Construction	26.1
Impairment of equity method investment related to Grace	2.9
Loss attributable to the Company’s joint venture interest in a materials company	2.5
Income attributable to Company’s Maui quarries	(1.7)
Income attributable to noncontrolling interests	(0.4)
Grace Adjusted EBITDA	$(0.3)
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Shareholders are being asked to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs.
A&B’s compensation philosophy is to drive the Company’s performance and further shareholder interests through a compensation program that attracts, motivates and retains outstanding executives, and rewards outstanding performance. The CD&A section of this Proxy Statement discusses our policies and procedures that implement our compensation philosophy. Highlights of our compensation program include the following:
•
Executive compensation is closely aligned with performance. In 2021, 78 percent of the CEO’s target total direct compensation is variable and performance-based, and 66 percent of the other NEOs’ target total direct compensation was variable and performance-based (compensation based on a one-time simplification incentive program was not included in target percentages). The ratio of variable compensation is consistent with market practices.

•
The Company remains committed to responsible pay practices and has adopted policies that are representative of best practices, including a clawback policy that applies to all senior management and a policy prohibiting hedging and other speculative transactions involving Company stock. The Compensation Committee is focused on continuous improvement in executive compensation practices and policies to ensure alignment between pay and performance, as well as implementation of best practices. This includes, but is not limited to, such practices as adopting a 50th percentile target compensation philosophy, using multiple performance metrics and multi-year equity vesting, double triggers on equity grants in the event of a change in control, reasonable change-in-control agreements, protocols for an annual pay risk assessment, meaningful stock ownership guidelines, and no guaranteed bonuses, change-in-control gross-ups or stock option repricing. In 2021, the average total direct compensation for NEOs was at approximately the 50th percentile of market.

•
As described previously in this Proxy Statement, Company results rebounded after the challenges from COVID-19 in 2020. The executive compensation program generally reflected above-target performance by the Company in 2021. PIIP awards ranged between 154% and 166% and ESIP awards ranged between 25% and 50% of target.

•
The actual performance level attained for the 2019 PSU grants covering the performance period of 2019—2021 was at approximately the 65th percentile on a blended basis relative to the FTSE Nareit All-Equity REITs Index and the Selected Peer Group indices, which resulted in an earnout of 147% of the performance shares awarded with a three-year performance horizon.

The following resolution is being submitted for a shareholder advisory vote at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2021 Summary Compensation Table and the other related tables and disclosure.”
Although the advisory vote is non-binding, the Compensation Committee and the Board will review the results of the vote and consider them in future determinations concerning our executive compensation program.
The Board of Directors recommends that shareholders vote FOR the approval of the resolution relating to executive compensation.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROPOSAL NO. 3: APPROVAL OF THE A&B 2022 OMNIBUS INCENTIVE PLAN
We are asking our shareholders to approve a proposal to adopt the 2022 Plan. The Board of Directors adopted the 2022 Plan on February 22, 2022, subject to shareholder approval at the Annual Meeting. If approved by the shareholders, the 2022 Plan will become effective as of the date of the shareholder approval (the “Plan Effective Date”).
The 2022 Plan will serve as the successor to our Amended and Restated 2012 Incentive Compensation Plan (the “Predecessor Plan”), which is scheduled to terminate by its terms on June 26, 2022. If our shareholders approve the 2022 Plan, no further awards will be made under the Predecessor Plan on or after the Plan Effective Date; however, each outstanding award under the Predecessor Plan will remain outstanding under the Predecessor Plan.
The 2022 Plan will allow us to grant equity awards to our officers and employees, non-employee directors, as well as consultants and other independent advisors in our employ or service (or the employ or service of any parent or subsidiary). Incentive compensation programs play a pivotal role in our effort to attract and retain key personnel essential to our long-term growth and financial success. Following shareholder approval of the 2022 Plan, the 2022 Plan will be the only discretionary plan under which new equity awards may be granted to our employees and other service providers. If this proposal is not approved, we would not be able to grant equity awards following termination of the Predecessor Plan. We would accordingly be at a disadvantage against our competitors for recruiting, retaining and motivating individuals critical to our success and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs.
Proposed Share Reserve Under 2022 Plan
If this proposal is approved, up to 3,233,062 shares of common stock will be available for issuance under the 2022 Plan (subject to adjustments described below and in the section titled “Securities Subject to 2022 Plan” below); such share reserve consists of (i) up to 682,062 shares that remained available for issuance of new grants under the Predecessor Plan as of February 8, 2022 and (ii) an additional share increase of 2,551,000 shares (subject to further reduction as described below).
The share reserve set forth above will be reduced by one share for every one share that was subject to an equity award granted under the Predecessor Plan after February 8, 2022 and prior to the Plan Effective Date.
To the extent that any awards outstanding under the 2022 Plan or the Predecessor Plan are cancelled or forfeited or expire or terminate unexercised after the Plan Effective Date, the number of shares subject to those awards will be added to the share reserve under the 2022 Plan.
In determining the number of shares to be authorized for issuance under the 2022 Plan, the Board of Directors considered a number of factors, including the number of shares available under the Predecessor Plan, our past share usage (burn rate), the number of shares needed for future awards and a dilution analysis.
Dilution Analysis
As of February 8, 2022, 682,062 shares were available for future awards under the Predecessor Plan. Additional awards may be granted under the Predecessor Plan to new hires in accordance with past practice up to the date of the Annual Meeting; however, no additional grants will be made under the Predecessor Plan after the date of the Annual Meeting if this proposal is approved.
As of February 8, 2022, there were 698,100 shares subject to outstanding awards under the Predecessor Plan, consisting of 364,800 shares subject to time-based restricted stock unit awards and 333,300 shares subject to performance-based restricted stock unit awards assuming target performance (which may settle in a range of 0% to 200% of target depending on level of performance attained). No options are outstanding under the Predecessor Plan.
Based on the Company’s shares outstanding as of February 8, 2022, the 3,233,062 shares under the 2022 Plan represents an overhang of approximately 4.2% of our fully diluted shares. The Company calculates “fully diluted shares” as the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards.
The Board of Directors believes that the number of shares under the 2022 Plan represents a reasonable amount of potential equity dilution, which will allow the Company to continue to grant equity awards which are an important component of our compensation program.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

Burn Rate
In connection with our share-based compensation programs, we are committed to using equity incentive awards prudently and within reasonable limits. Accordingly, we closely monitor our share award “burn rate” each year. Our annual burn rate is determined by dividing the number of our shares subject to time-based awards we grant, or vested in the case of performance-based restricted stock share units (“PSU”), in a fiscal year by the weighted average number of our shares outstanding for that fiscal year.
Fiscal Year	Options Granted	RSUs Granted	PSUs Vested	Total Granted or Vested if PSU	Weighted Average Shares Outstanding	Burn Rate
2019	–	171,600	–	171,600	72,202,100	0.2%
2020	–	188,900	–	188,900	72,341,900	0.3%
2021	–	240,300	–	240,300	72,504,500	0.3%
3-Year Average	–	200,300	–	200,300	72,349,500	0.3%
During fiscal year 2019, 2020, and 2021, the Company granted PSUs covering 92,400, 97,300, and 136,300 target shares respectively to its officers and certain other employees. The number of shares to be ultimately earned under the PSUs is determined based on the level of attainment of predetermined financial goals (not to exceed 200% of the target number of shares). Any shares earned based on financial performance cliff vest over three years from the grant date based on continued service. In fiscal year 2021, zero PSU shares vested (under the fiscal year 2018 PSUs) based on performance and completed service.
The following table shows the number of non-vested restricted stock unit activity for the year ended December 31, 2021 (in thousands, except weighted-average grant-date fair value amounts):
	Number of RSUs	Weighted- Average Grant-date Fair Value
Outstanding, January 1, 2021	550.5	25.44
Granted	376.6	16.63
Vested	(167.4)	20.48
Cancelled	(82.0)	29.62
Outstanding, December 31, 2021	677.7	21.26
Based on our current equity award practices, the Board of Directors estimates that the authorized shares under the 2022 Plan may be sufficient to provide us with an opportunity to grant equity awards for approximately seven to nine years, in amounts determined appropriate by the Compensation Committee or the Board of Directors, which will administer the 2022 Plan (as discussed below). This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our shares, the mix of options and full value awards provided as long-term incentive compensation, grant amounts provided by our competitors, payout of performance-based awards in excess of target in the event of superior performance, hiring activity, and promotions during the next few years.
Highlights of the 2022 Plan
The 2022 Plan contains a number of provisions that we believe are consistent with best practices in equity compensation and which protect the shareholders’ interests, as described below.
No evergreen authorization: The 2022 Plan does not have an evergreen provision, which would have permitted an increase in the share pool without further shareholder approval.
No automatic vesting upon a change in control: The 2022 Plan allows for an acquiring corporation to assume outstanding awards, and if awards are assumed, they will generally not accelerate on the change in control. If awards are not assumed, the vesting of such awards will be accelerated (with performance-based awards vesting based on actual performance attainment as of the date of the change in control or based on target level). The plan administrator also has the discretion to take alternative
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

actions such as accelerating the vesting of outstanding awards on a termination following a change in control or requiring that participants exchange outstanding awards for cash.
Prohibition on repricings: The 2022 Plan prohibits the repricing of options or stock appreciation rights, the cancellation and replacement of options or stock appreciation rights with a grant with a lower exercise price, or a cash buyout of an underwater option or stock appreciation right (except as permitted in a change in control or in the case of a corporate transaction as described in the section titled “Changes in Capitalization” below).
No discounted options or stock appreciation rights: Options and stock appreciation rights must have an exercise price or base price at or above fair market value per share on the date of grant.
Minimum vesting periods: Awards under the 2022 Plan are subject to a minimum vesting period of at least one year, except that up to 5% of shares subject to the 2022 Plan will not be subject to this minimum vesting requirement.
Limit on director pay: The maximum aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial reporting rules) of all awards made to a non-employee director under the 2022 Plan in a single calendar year, taken together with any cash retainer paid to such non-employee director in respect of such calendar year, shall not exceed $500,000 in total value.
No tax gross-ups: The 2022 Plan does not provide for any tax gross-ups.
No liberal change-in-control definition: The 2022 Plan defines change in control based on the consummation of the transaction rather than the announcement or shareholder approval of the transaction.
Limitation on dividends and dividend equivalents: Any dividends or dividend equivalents payable in connection with an award will be subject to the same restrictions as the underlying award and will not be paid until and unless such award vests.
Administered by an independent committee: The 2022 Plan will be administered by the Compensation Committee of our Board of Directors, which consists entirely of independent directors. The Compensation Committee may delegate its authority to a subcommittee or officer, as described in more detail below.
Summary Description of 2022 Omnibus Incentive Plan
The principal terms and provisions of the 2022 Plan are set forth below. The summary, however, is not intended to be a complete description of all the terms of the 2022 Plan and is qualified in its entirety by reference to the complete text of the 2022 Plan, filed with this Proxy Statement as Appendix A.
Types of Awards. The following types of awards may be granted under the 2022 Plan: options, stock appreciation rights, stock awards, restricted stock units, dividend equivalent rights and other awards. The principal features of each type of award are described below.
Administration. The Compensation Committee has the exclusive authority to administer the 2022 Plan with respect to awards made to our executive officers and non-employee directors and has the authority to make awards under the 2022 Plan to all other eligible individuals. However, our Board of Directors may at any time appoint a secondary committee of one (1) or more members of the Board of Directors to have separate but concurrent authority with the Compensation Committee to make awards under the 2022 Plan to individuals other than executive officers and non-employee directors. The Board of Directors or the Compensation Committee may also delegate authority to administer the 2022 Plan with respect to such individuals to one or more officers of the Company.
The term “plan administrator,” as used in this summary, will mean our Compensation Committee, the Board of Directors, any secondary committee and any delegates thereof, to the extent each such entity or person is acting within the scope of its administrative authority under the 2022 Plan.
Eligibility. Employees, non-employee directors, as well as consultants and other independent advisors, in our employ or service or in the employ or service of any parent or subsidiary are eligible to participate in the 2022 Plan. As of February 17, 2022, approximately 130 employees (including eight executive officers) and six non-employee directors would have been eligible to participate in the 2022 Plan had it been in effect on such date.
Securities Subject to 2022 Plan. Subject to the capitalization adjustments and the add back provisions related to outstanding awards, each as described below, an aggregate of up to 3,106,840 shares shall be reserved for issuance under the 2022 Plan.
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However, this share reserve will be reduced by one share for every one share that was subject to an equity award granted under the Predecessor Plan after February 8, 2022 and prior to the Plan Effective Date.
Shares subject to outstanding awards under the 2022 Plan or the Predecessor Plan that expire, are forfeited or cancelled or otherwise terminate prior to the issuance of the shares subject to those awards or are settled in cash will be available for subsequent issuance under the 2022 Plan.
In addition, the following share counting procedures will apply in determining the number of shares of common stock available from time to time for issuance under the 2022 Plan:
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Should the exercise price of an option granted under the 2022 Plan be paid in shares of common stock (whether through the withholding of a portion of the otherwise issuable shares or through tender of actual outstanding shares), then in each such case, the tendered or withheld shares will not be added to the shares reserved for issuance under the 2022 Plan.

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Should shares of common stock be withheld by us (or delivered by the participant) in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise or settlement of an award granted under the 2022 Plan, then the number of shares so withheld will not be added to the shares available for issuance under the 2022 Plan.

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Upon the exercise of any stock appreciation right granted under the 2022 Plan, the share reserve will be reduced by the gross number of shares subject to the award.

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Shares tendered to pay the exercise price of, or to satisfy a participant’s tax withholding obligations with respect to, a stock option or other award, will not be available for subsequent issuance under the Plan.

The maximum number of shares which may be issued pursuant to options intended to qualify as incentive stock options under the federal tax laws shall be limited to 3,233,062 shares.
The plan administrator may grant awards in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines. Such substitute awards will not reduce the shares authorized for issuance under the 2022 Plan (but will count against the aggregate number of incentive stock options available for awards, as described above). Additionally, subject to applicable stock exchange requirements, if the acquired company’s equity plan has shares available, such shares may be available for grant under the 2022 Plan, which will not reduce (or be added back to) the shares authorized for issuance under the 2022 Plan.
The shares issuable under the 2022 Plan may be made available from our authorized but unissued shares or from shares that we acquire, including shares purchased on the open market.
Participant Award Limits. The maximum number of shares which may be issued pursuant to awards that are settled in shares and granted to any person under the 2022 Plan in any calendar year shall not exceed 500,000 shares.
For awards denominated in terms of cash dollars, the maximum dollar amount for which such awards may be made to such person in any calendar year shall not exceed $5,000,000, with such limitation to be measured at the time the award is made and not at the time the award becomes payable.
The maximum aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial reporting rules) of all awards made to a non-employee director under the 2022 Plan in a single calendar year, taken together with any cash retainer paid to such non-employee director in respect of such calendar year, shall not exceed $500,000 in total value.
Awards
The plan administrator has complete discretion to determine (a) which eligible individuals are to receive awards, (b) the type, size, terms and conditions of the awards to be made, (c) the time or times when those awards are to be granted, (d) the number of shares or amount of payment subject to each such award, (e) the time when the award is to become exercisable, (f) the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, (g) the maximum term for which the award is to remain outstanding, (h) the vesting and issuance schedules applicable to the shares which are the subject of the award, (i) the cash consideration (if any) payable per share subject to the award and the form (cash or shares) in which the award is to be settled and (j) with respect to performance-based awards, the performance objectives, the amounts payable at one or more levels of attained performance, any applicable service vesting requirements, and the payout schedule.
Stock Options. Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than 100% of the fair market value of the option shares on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

service measured from the grant date or upon the achievement of pre-established performance objectives. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares. Payment of the exercise price may be paid in one or more of the following forms as determined by the plan administrator: cash, shares of common stock, through a cashless exercise procedure pursuant to which the optionee effects a same-day exercise of the option and sale of the purchased shares through a broker in order to cover the exercise price for the purchased shares and the applicable withholding taxes and/or through a net exercise procedure pursuant to which we withhold a number of shares of common stock otherwise issuable upon exercise of the option having a value equal to the exercise price and applicable withholding taxes.
Upon cessation of service, the optionee will have a limited period of time in which to exercise the optionee’s outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which the optionee’s outstanding options may be exercised, provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding,
Stock Appreciation Rights. The 2022 Plan allows the issuance of two types of stock appreciation rights:
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Tandem stock appreciation rights granted in conjunction with options, which provide the holders with the right to surrender the related option grant for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

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Stand-alone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares. The exercise price per share may not be less than the fair market value per underlying share of common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

The appreciation distribution on any exercised stock appreciation right will be paid in (i) cash, (ii) shares of our common stock or (iii) a combination of cash and shares of our common stock. Upon cessation of service with us, the holder of a stock appreciation right will have a limited period of time in which to exercise that right to the extent exercisable at that time. The plan administrator has complete discretion to extend the period following the holder’s cessation of service during which the holder’s outstanding stock appreciation rights may be exercised, provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation rights remain outstanding.
Repricing. The plan administrator may not implement any of the following repricing programs: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of common stock for consideration payable in cash or our equity securities (except in the event of a change in control or in the case of a corporate transaction as described in the section titled “Changes in Capitalization” below) or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.
Stock Awards and Restricted Stock Units. Shares of our common stock may be issued under the 2022 Plan subject to performance or service vesting requirements established by the plan administrator or as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of our common stock may also be issued under the 2022 Plan pursuant to restricted stock units, which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated time period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us.
The plan administrator will have the discretionary authority to structure one or more such awards so that the shares of common stock subject to those awards (or cash, as applicable) will vest only upon the achievement of certain pre-established corporate performance goals which may be based on one or more of the following criteria: (i) cash flow; (ii) earnings (including earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings), funds from operations (“FFO”), including Core FFO, Adjusted FFO (“AFFO”), and Core AFFO; (iii) earnings per share, FFO per share, Core FFO per share, AFFO per share, Core AFFO per share; (iv) growth in earnings, FFO, Core FFO, AFFO, Core AFFO or earnings per share, FFO per share, Core FFO per share, AFFO per share, Core AFFO per share; (v) stock price, net asset value, dividend,
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

dividend payout ratio; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income, same store net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin or gross margin; (xvi) return on operating revenue or return on operating profit; (xvii) collections and recoveries; (xviii) property purchases, sales, investments and construction goals; (xix) application approvals; (xx) litigation and regulatory resolution goals; (xxi) occupancy, same store occupancy or occupancy rates; (xxii) leases, contracts or financings, including renewals or leasing spreads; (xxiii) overhead, savings, G&A and other expense control goals; (xxiv) budget comparisons; (xxv) growth in stockholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, FTSE Nareit All Equity REITs Index, or another peer group or peer group index; (xxvi) credit rating, debt, fixed charge coverage, interest coverage; (xxvii) development and implementation of strategic plans and/or organizational restructuring goals; (xxviii) development and implementation of risk and crisis management programs, including business continuity plans; (xxix) improvement in workforce diversity, equity and inclusion; (xxx) net cost per ton; (xxxi) number of units or size of units delivered; (xxxii) compliance requirements and compliance relief; (xxxiii) health and safety goals; (xxxiv) productivity goals or backlog; (xxxv) workforce management and succession planning goals; (xxxvi) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxvii) measures of customer satisfaction, employee satisfaction or staff development; (xxxviii) stakeholder engagement; (xxxix ) environmental and climate-change-related goals; (xl) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xli) merger and acquisitions; or (xlii) such other performance criteria as the Plan Administrator may specify. In addition, such performance criteria may be based upon the attainment of specified levels of the Company’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company’s business units or divisions or any Parent or Subsidiary. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items; (F) the operations of any business acquired by the Company; (G) the divestiture of one or more business operations or the assets thereof; (H) the effects of any corporate transaction, such as a merger, consolidation, separation (including spin-off or other distributions of stock or property by the Company) or reorganization (whether or not such reorganization is within the definition of that term in Code Section 368); and (I) any other adjustment consistent with the operation of the 2022 Plan.
Should the participant cease to remain in service while holding one or more unvested shares or should the performance objectives not be attained with respect to one or more such unvested shares, then those shares will be immediately subject to cancellation. Outstanding restricted stock units will automatically terminate, and no shares of common stock will actually be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of common stock in satisfaction of one or more outstanding awards, or waive the surrender and cancellation of one or more unvested shares of common stock, as to which the designated performance goals or service requirements are not attained.
Dividend Equivalent Rights. The plan administrator may provide a participant as part of an award (other than options or stock appreciation rights) with dividends or dividend equivalents, payable in cash, shares of common stock, or a combination of cash and shares of common stock, on such terms as determined by the plan administrator. However, any dividend or dividend equivalent will only be paid if the underlying award vests and will be subject to a risk of forfeiture to the same extent as the underlying award.
Other Awards. Under the 2022 Plan, the plan administrator may grant other types of awards that are denominated in shares of common stock to anyone eligible to participate in the 2022 Plan. The plan administrator will determine the terms and conditions of such awards.
New Plan Benefits
No awards have been granted under the 2022 Plan. Any awards following approval of this proposal to other participants shall be at the discretion of the plan administrator. Accordingly, the benefits or amounts that may be received by or allocated to each of
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

(i) the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all non-employee directors as a group, (iv) all of our present executive officers as a group, and (v) all of our employees, including all other current officers, as a group under the 2022 Plan are not determinable at this time.
General Provisions
Change in Control. In the event we should experience a change in control, the following provisions are in effect for all outstanding awards under the 2022 Plan, unless provided otherwise in an award agreement entered into with the participant:
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Each outstanding award may be assumed, substituted, replaced with a cash retention program that preserves the intrinsic value of the award and provides for subsequent payout in accordance with the same vesting schedule applicable to the award or otherwise continued in effect by the successor corporation.

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To the extent an award is not so assumed, substituted, replaced or continued, the award will automatically accelerate in full (with vesting of performance-based awards to be determined with reference to actual performance attained as of the change in control or based on target level), unless the acceleration of such award is precluded by other limitations imposed in the applicable award agreement.

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The plan administrator has complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity is terminated within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

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Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the 2022 Plan in the event (a) a merger or asset sale or (b) there occurs any transaction pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing 35% or more of the total combined voting power of our outstanding securities or (c) there is a change in the majority of the Board of Directors effected through one or more contested elections for board membership.

Changes in Capitalization. In the event any change is made to the outstanding common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction, or other change affecting the outstanding common stock without our receipt of consideration or should the value of our outstanding common stock be substantially reduced by reason of a spin-off transaction or extraordinary distribution (whether in cash, securities or other property) or an extraordinary distribution, or should there occur any merger, consolidation, reincorporation or other reorganization, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2022 Plan; (ii) the maximum number and/or class of securities for which incentive options may be granted under the 2022 Plan; (iii) the maximum number and/or class of securities for which any one person may be granted awards under the 2022 Plan per calendar year; (iv) the number and/or class of securities and the exercise price per share in effect for outstanding award and the cash consideration (if any) payable per share; (v) the number and/or class of securities subject to repurchase rights under the 2022 Plan and the repurchase price payable per share; and (vi) such other terms and conditions as the plan administrator deems appropriate. Such adjustments will be made in such manner as the plan administrator deems appropriate.
Valuation. The fair market value per share of common stock on any relevant date under the 2022 Plan is deemed to be equal to the closing selling price per share on that date as determined on the New York Stock Exchange. As of February 17, 2022, the fair market value of a share of common stock determined on such basis was $22.59 per share.
Shareholder Rights and Transferability. No optionee has any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any shareholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of common stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2022 Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order. Stand-alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.
A participant will have full shareholder rights with respect to any shares of common stock issued to the participant under the 2022 Plan, whether or not the participant’s interest in those shares is vested. A participant will not have any shareholder rights with respect to the shares of common stock subject to restricted stock units until that award vests and the shares of common stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual shares, on outstanding restricted stock units, subject to such terms and conditions as the plan administrator may deem appropriate.
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Notwithstanding the foregoing, any dividends or dividend equivalents payable in connection with an award will be subject to the same restrictions as the underlying award and will not be paid until and unless such award vests.
Withholding taxes. A participant shall be required to pay to the Company, and the Company shall have the right to withhold, from any cash, shares or other securities or property issuable under any award or from any other compensation, any required withholding or any other applicable taxes or other amounts due in respect of an award. The plan administrator may provide one or more holders of awards under the 2022 Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise or settlement of those awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of common stock in payment of such withholding tax liability.
Deferral Programs. The plan administrator may structure one or more awards (other than options and stock appreciation rights) so that the participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes.
The plan administrator may also implement a non-employee director retainer fee deferral program that allows the non-employee directors the opportunity to elect to convert the Board and Board committee retainer fees to be earned for a year into restricted stock units that defer the issuance of the shares of common stock that vest under those units until a permissible date or event under Internal Revenue Code Section 409A.
To the extent we maintain one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of common stock, the plan administrator may authorize the share reserve under the Plan to serve as the source of any shares of common stock that become payable under those deferred compensation arrangements.
Clawback / Forfeiture. All awards shall be subject to any clawback, recoupment or other similar policy adopted by the Board of Directors, and any cash, shares of common stock or other property or amounts due, paid or issued to a participant shall be subject to the terms of such policy.
Amendment and Termination. Our Board of Directors may amend or modify the 2022 Plan at any time subject to shareholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our shares are at the time primarily traded. Unless sooner terminated by our Board of Directors, the 2022 Plan will terminate on the earliest of (i) the date immediately preceding the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the 2022 Plan have been issued as fully-vested shares or (iii) the termination of all outstanding awards in connection with certain changes in control or ownership.
Summary of Federal Income Tax Consequences
The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the 2022 Plan.
Option Grants. Options granted under the 2022 Plan may be either incentive options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-statutory options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:
Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.
Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.
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If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition (subject to the limitations described below). We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.
Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option (subject to the limitations described below). The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.
Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right (subject to the limitations described below). The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Stock Awards. The recipient of unvested shares of common stock issued under the 2022 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year the unvested shares of common stock are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares (subject to the limitations described below). The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.
Restricted Stock Units. No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued (subject to the limitations described below). The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Dividend Equivalent Rights. No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities or other property, is paid to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder (subject to the limitations described below). That deduction will be allowed for the taxable year in which such ordinary income is recognized.
Other Awards. In general, no taxable income is recognized upon receipt of other awards. The holder will recognize ordinary income in the year in which the awards are actually settled, and the participant will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time of settlement (subject to the limitations described below). The deduction will be allowed for the taxable year in which such ordinary income is recognized.
Section 162(m) of the Code.
Subject to certain limitations and terms, Section 162(m) of the Code and its implementing regulations provide that we may not deduct compensation of more than $1,000,000 paid in any year to our CEO and certain other executive officers. While we intend to structure executive compensation so as to minimize any limitation imposed by Section 162(m) of the Code, we will continue to
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

maintain flexibility and the ability to pay competitive compensation by not requiring all compensation to be deductible to the extent that doing so is consistent with the best interests of our company and shareholders.
Accounting Treatment
Pursuant to the accounting standards under FASB Accounting Standards Codification Topic 718, we will be required to expense all stock-based payments, including grants of stock options, stock appreciation rights, stock awards, restricted stock units and all other awards under the 2022 Plan. Accordingly, options and stock appreciation rights which are granted to our employees and non-employee directors and payable in shares of common stock will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the award. Stock appreciation rights that are to be settled in cash will be subject to variable mark-to-market accounting until the settlement date. For shares issuable upon the vesting of restricted stock units awarded under the 2022 Plan, we will be required to amortize over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, then the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for restricted stock units and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals, although for performance-based awards, the grant date fair value will initially be determined on the basis of the probable outcome of performance goal attainment. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date. Dividends or dividend equivalents paid on the portion of an award that vests will be charged against our retained earnings.
Finally, it should be noted that the compensation expense accruable for performance-based awards under the 2022 Plan will, in general, be subject to adjustment to reflect the actual outcome of the applicable performance goals, and any expenses accrued for such performance-based awards will be reversed if the performance goals are not met, unless those performance goals are deemed to constitute market conditions (i.e., because they are tied to the price of our shares of common stock) under FASB Accounting Standards Codification Topic 718.
Required Vote
Provided a quorum is present, the affirmative vote of holders of a majority of the votes cast in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the adoption of the 2022 Plan. Should such approval not be obtained, then the 2022 Plan will not be implemented and awards will continue to be granted under the Predecessor Plan until its termination on June 26, 2022.
Recommendation of the Board of Directors
The Board of Directors believes that Proposal Three is in our best interests and in the best interests of our shareholders and recommends a vote FOR the approval of the 2022 Omnibus Incentive Plan.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

AUDIT COMMITTEE REPORT
The Audit Committee provides assistance to the Board of Directors in fulfilling its obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of A&B, including the review and approval of all related person transactions required to be disclosed in this Proxy Statement. Among other things, the Audit Committee reviews and discusses with management and Deloitte & Touche LLP, A&B’s independent registered public accounting firm, the results of the year-end audit of A&B, including the auditors’ report and audited financial statements. In this context, the Audit Committee has reviewed and discussed A&B’s audited financial statements with management, has discussed with Deloitte & Touche LLP the matters required to be discussed by applicable Public Company Accounting Oversight Board rules and, with and without management present, has discussed and reviewed the results of the independent registered public accounting firm’s audit of the financial statements.
The Audit Committee has received the written communication regarding independence from Deloitte & Touche LLP required under the rules of the Public Company Accounting Oversight Board and the SEC, and has discussed with Deloitte & Touche LLP its independence from A&B. The Audit Committee has determined that the provision of non-audit services rendered by Deloitte & Touche LLP to A&B is compatible with maintaining the independence of Deloitte & Touche LLP from A&B in the conduct of its auditing function.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that A&B’s audited consolidated financial statements be included in A&B’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC. The Audit Committee also has appointed, subject to shareholder ratification, Deloitte & Touche LLP as A&B’s independent registered public accounting firm for 2022.
The foregoing report is submitted by Mr. Pasquale (Chairman), Ms. Laing, Mr. Leong and Mr. Yeaman.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee also conducts an annual evaluation of the independent registered public accounting firm. After evaluating, among other things, qualifications, performance and independence of Deloitte & Touche LLP, the Audit Committee has appointed Deloitte & Touche LLP as the independent registered public accounting firm of A&B for the ensuing year, and recommends that shareholders vote in favor of ratifying such appointment. Although ratification of this appointment is not required by law, the Board believes that it is desirable as a matter of corporate governance. If shareholders do not ratify the appointment of Deloitte & Touche LLP, it will be considered as a recommendation to the Board and the Audit Committee to consider the retention of a different firm. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.
In compliance with the Sarbanes Oxley Act of 2002 and applicable SEC rules, the Audit Committee has adopted policies and procedures for Audit Committee approval of audit and non-audit services. Under such policies and procedures, the Audit Committee pre-approves or has delegated to the Chairman of the Audit Committee authority to pre-approve all audit and non-prohibited, non-audit services performed by the independent registered public accounting firm in order to assure that such services do not impair the auditor’s independence. Any additional proposed services or costs exceeding pre-approved cost levels require additional pre-approval as described above. The Audit Committee may delegate pre-approval authority to one or more of its members for services not to exceed a specific dollar amount per engagement. Requests for pre-approval include a description of the services to be performed, the fees to be charged and the expected dates that the services will be performed. All services provided by Deloitte & Touche LLP during 2021 were pre-approved in accordance with these policies.
For the years ended December 31, 2021 and 2020, professional services were performed by Deloitte & Touche LLP (including affiliates) for A&B as follows:
Audit Fees. The aggregate fees billed for the audit of the Company’s annual consolidated financial statements, including Sarbanes-Oxley Section 404 attestation-related work, for the fiscal years ended December 31, 2021 and 2020, the reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q and consents for SEC registration statements were approximately $1,783,000 and $1,600,000, respectively.
Audit-Related Fees. The aggregate fees billed for Audit-Related services for the fiscal years ended December 31, 2021 and 2020 were approximately$124,000 and $0, respectively.
Tax Fees. The aggregate fees billed for professional tax services for fiscal years ended December 31, 2021 and 2020 were approximately $0 and $17,000, respectively, and were related primarily to tax compliance services in 2020.
All Other Fees. The aggregate fees billed for other services for fiscal years ended December 31, 2021 and 2020 were approximately $0.
SHAREHOLDERS WITH THE SAME ADDRESS
Individual shareholders sharing an address with one or more other shareholders may elect to “household” the mailing of the Notice of Internet Availability of Proxy Materials or our annual report and proxy statement. This means that only one Notice of Internet Availability of Proxy Materials or our annual report and proxy statement will be sent to that address unless one or more shareholders at that address specifically elect to receive separate mailings. Shareholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate Notice of Internet Availability of Proxy Materials or our annual report and proxy statement to a shareholder at a shared address on request. Shareholders with a shared address may also request us to send separate Notices of Internet Availability of Proxy Materials or our annual reports and proxy statements in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address.
Requests related to householding should be mailed to Alexander & Baldwin, Inc., P.O. Box 3440, Honolulu, HI 96801-3440, Attn: Alyson J. Nakamura, Corporate Secretary or by calling (808) 525-8450. If you are a shareholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

PROPOSAL NO. 4
OTHER BUSINESS
The Board of Directors of A&B knows of no other business to be presented for shareholder action at the Annual Meeting. However, should matters other than those included in this Proxy Statement properly come before the Annual Meeting, the proxy holders named in the accompanying proxy will use their best judgment in voting upon them.
SHAREHOLDER PROPOSALS FOR 2023
Proposals of shareholders intended to be presented pursuant to Rule 14a-8 under the Exchange Act at the 2023 Annual Meeting of A&B must be received at the headquarters of A&B on or before November 15, 2022 in order to be considered for inclusion in the year 2023 Proxy Statement and proxy.
In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received at the headquarters of A&B not later than December 27, 2022. A&B’s Bylaws require that shareholder proposals made outside of Rule 14a- 8 under the Exchange Act must be submitted, in accordance with the requirements of the Bylaws, not later than December 27, 2022 and not earlier than November 27, 2022.
The Company’s Bylaws provide that no person (other than a person nominated by the Board) will be eligible to be elected a director at an annual meeting of shareholders unless the Corporate Secretary has received, not less than 120 days nor more than 150 days before the anniversary date of the prior annual meeting, a written shareholder’s notice in proper form that the person’s name be placed in nomination. If the annual meeting is not called for a date which is within 25 days of the anniversary date of the prior annual meeting, a shareholder’s notice must be given not later than 10 days after the date on which notice of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. To be in proper written form, a shareholder’s notice must include information about each nominee and the shareholder making the nomination. The notice also must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
By Order of the Board of Directors
ALYSON J. NAKAMURA
Vice President and Corporate Secretary
ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

Appendix A
ALEXANDER & BALDWIN, INC.
2022 OMNIBUS INCENTIVE PLAN
I
PURPOSE OF THE PLAN

The Plan is intended to promote the interests of the Company by providing eligible persons in the Company’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to continue in such service.
The Plan serves as the successor to the Company’s Amended and Restated 2012 Incentive Compensation Plan, as further amended and restated (the “Predecessor Plan”), and no further awards shall be made under the Predecessor Plan on or after the Plan Effective Date. All awards outstanding under the Predecessor Plan on the Plan Effective Date shall remain outstanding under the Predecessor Plan and shall continue to be governed solely by the terms of the documents evidencing such award, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such awards.
Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.
II
TYPES OF AWARDS

Awards may be made under the Plan in the form of (i) options, (ii) stock appreciation rights, (iii) stock awards, (iv) restricted stock units, (v) dividend equivalent rights and (vi) other awards.
III
ADMINISTRATION OF THE PLAN

A.
Administration.   The Compensation Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer those programs with respect to such persons. Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

B.
Delegation of Authority.   To the extent permitted by law, the Board or the Compensation Committee may delegate any or all of its authority to administer the Plan with respect to one or more classes of eligible persons (other than Section 16 Insiders) to one or more officers of the Company.

C.
Power and Authority of the Plan Administrator.   Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full authority to determine (i) which eligible persons are to receive Awards under the Plan, (ii) the type, size, terms and conditions of the Awards to be made to each Participant, (iii) the time or times when those Awards are to be made, (iv) the number of shares or amount of payment to be covered by each such Award, (v) the time or times when the Award is to become exercisable, (vi) the status of an option for U.S. federal tax purposes, (vii) the maximum term for which an Award is to remain outstanding, (viii) the vesting and issuance schedules applicable to the shares that are the subject of the Award, (ix) the cash consideration (if any) payable for those shares and the form (cash or shares of Common Stock) in which the Award is to be settled, and (x) with respect to performance-based Awards, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, and the payout schedule for each such Award.

D.
Plan Construction and Interpretation.   Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any Award thereunder.

E.
Indemnification.   Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any Award thereunder.
IV
ELIGIBILITY

A.
The persons eligible to participate in the Plan are as follows:

(i)
Employees;

(ii)
Non-Employee Directors and non-employee members of the board of any Parent or Subsidiary; and

(iii)
consultants and other independent advisors who provide services to the Company (or any Parent or Subsidiary).

V
SHARES SUBJECT TO THE PLAN

A.
Share Reserve.   The shares issuable under the Plan shall be authorized but unissued or reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to 3,233,062 shares, subject to adjustment pursuant to the paragraph below and Section V.C, which is comprised of (i) the share reserve available for issuance under the Predecessor Plan as of February 8, 2022 (excluding shares subject to outstanding awards under the Predecessor Plan) and (ii) the 2,551,000-share increase approved by the Board on February 22, 2022, subject to shareholder approval at the 2022 Annual Shareholders Meeting. However, such share reserve shall be reduced by one share for every one share that was subject to an Award granted under the Predecessor Plan after February 8, 2022 and prior to the Plan Effective Date.

Shares of Common Stock subject to outstanding Awards made under the Plan shall be available for subsequent issuance under the Plan to the extent those Awards expire, are forfeited or cancelled or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards or are settled in cash. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised stock option. Upon the exercise of any stock appreciation right under the Plan, the share reserve shall be reduced by the gross number of shares as to which such right is exercised, and not by the net number of shares actually issued by the Company upon such exercise. If shares of Common Stock otherwise issuable under the Plan are withheld by the Company (or delivered by the Participant) in satisfaction of the Withholding Taxes incurred in connection with the issuance, vesting or exercise of an Award or the issuance of Common Stock thereunder, then the number of shares of Common Stock available for issuance under the Plan shall be reduced on the basis of the gross number of shares issued, vested or exercised under such Award, calculated in each instance prior to any such share withholding. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Company, at a price per share not greater than the original issue price paid per share, pursuant to the Company’s repurchase rights under the Plan shall be available for subsequent issuance under the Plan. Shares of Common Stock that have been repurchased by the Company on the open market using stock option exercise proceeds shall not be available for subsequent issuance under the Plan.
To the extent any awards outstanding under the Predecessor Plan on the Plan Effective Date expire, are cancelled or terminate unexercised, the number of shares of Common Stock subject to those expired, cancelled or terminated options shall be added to the share reserve under this Plan and shall accordingly be available for issuance hereunder.
B.
Limitation on Awards.

(i)
Subject to adjustment pursuant to Section V.C, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Options granted under the Plan shall be 3,233,062 shares.

(ii)
For Awards denominated in terms of shares of Common Stock (whether payable in Common Stock, cash or a combination of both), the maximum number of shares of Common Stock for which such Awards (including, without limitation, stock options, stock appreciation rights, restricted stock, restricted stock units and performance shares) may be made to such person in any calendar year shall not exceed Five Hundred Thousand (500,000) shares of Common Stock in the aggregate.

(iii)
For Awards denominated in terms of cash dollars (whether payable in cash, Common Stock or a combination of both), the maximum dollar amount for which such Awards may be made to such person in any calendar year shall

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

not exceed Five Million Dollars ($5,000,000.00), with such limitation to be measured at the time the Award is made and not at the time the Award becomes payable.
(iv)
The maximum aggregate value of Awards granted to any Non-Employee Director under the Plan in any calendar year, taken together with any cash retainer paid to such Non-Employee Director in respect of such calendar year, shall not exceed five hundred thousand dollars ($500,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividends or dividend equivalents paid on any shares of Common Stock or Awards).

C.
Adjustments.   Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction, extraordinary distribution (whether in cash, securities or other property) or an extraordinary dividend or distribution, or should there occur any merger, consolidation, reincorporation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (iii) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan in any calendar year, (iv) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award and the consideration (if any) payable per share, and (v) the number and/or class of securities subject to the Company’s outstanding repurchase rights under the Plan and the repurchase price payable per share, and (vi) such other terms and conditions for outstanding Awards as the Plan Administrator deems appropriate. The adjustments shall be made in such manner as the Plan Administrator deems appropriate in order to prevent the dilution or enlargement of benefits under the Plan and the outstanding Awards thereunder, and such adjustments shall be final, binding and conclusive. In the event of a Change in Control, the adjustments (if any) shall be made in accordance with the applicable provisions of the Plan governing Change in Control transactions. The adjustments shall be made in such manner as the Plan Administrator deems appropriate and such adjustments shall be final, binding and conclusive. Outstanding Awards granted pursuant to the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

D.
Substitute Awards.   Awards may, in the sole discretion of the Plan Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the share limit (nor shall Substitute Awards be added to the share limit as provided above), provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Options within the meaning of Code Section 422 shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce (or be added back to) the number of shares of Common Stock available for issuance under the Plan.

VI
VESTING RESTRICTIONS

Notwithstanding the generality of the foregoing, Awards made under the Plan (other than Substitute Awards) shall include regular vesting schedules under which no portion of an Award may vest or become exercisable in less than one year from the date of grant, provided however that, up to 5% of shares subject to the Plan, as set forth in Section V, shall not be subject to this minimum vesting requirement.
VII
OPTIONS

A.
Authority.   The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant Incentive Options and Non-Statutory Options evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below. Each Award Agreement evidencing an Incentive Option shall, in addition, be subject to the provisions of Section VII.F below.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

B.
Exercise Price.

(i)
The exercise price per share shall be fixed by the Plan Administrator, provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date, except as determined otherwise by the Plan Administrator with respect to a Substitute Award.

(ii)
The exercise price shall be payable in one or more of the following forms as determined by the Plan Administrator and specified in the Award Agreement:

(a)
cash or check made payable to the Company;

(b)
shares of Common Stock (whether delivered in the form of actual share certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

(c)
shares of Common Stock otherwise issuable under the option but withheld by the Company in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the Exercise Date; or

(d)
to the extent the option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide instructions to (x) a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (y) the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
(iii)
The Plan Administrator shall have the discretion (exercisable at any time) to permit the exercise price of an outstanding option to be paid in one or more of the forms specified in Section VII.B(ii).

C.
Exercise and Term of Options.   Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the Award Agreement evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

D.
Effect of Termination of Service.

(i)
The following provisions shall govern the exercise of any options that are outstanding at the time of the Participant’s cessation of Service or death:

(a)
Any option outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(b)
Any option held by the Participant at the time of the Participant’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant’s estate or by the person or persons to whom the option is transferred pursuant to the Participant’s will or the laws of inheritance or by the Participant’s designated beneficiary or beneficiaries of that option.

(c)
Should the Participant’s Service be terminated for Cause or should the Participant otherwise engage in Cause while holding one or more outstanding options, then all of those options shall terminate immediately and cease to be outstanding.

(d)
During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

option following the Participant’s cessation of Service except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Participant. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.
(ii)
The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a)
extend the period of time for which the option is to remain exercisable following the Participant’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term;

(b)
include an automatic extension provision whereby the specified post-Service exercise period in effect for any option shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option; and/or

(c)
permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

E.
Early Exercise.   The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding unvested shares received upon such early exercise of an option, the Company shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.
Incentive Options.   The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section VII.F, all the provisions of the Plan shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section VII.F.

(i)
Eligibility.   Incentive Options may only be granted to Employees.

(ii)
Dollar Limitation.   The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Company or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options that become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.
(iii)
10% Stockholder.   If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

VIII
STOCK APPRECIATION RIGHTS

A.
Authority.   The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B.
Types.   Two types of stock appreciation rights shall be authorized for issuance under this Section VIII: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

C.
Tandem Rights.   The following terms and conditions shall govern the grant and exercise of Tandem Rights.

(i)
One or more Participants may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Company in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Participant is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such vested shares.

(ii)
Any distribution to which the Participant becomes entitled upon the exercise of a Tandem Right may be made in (a) shares of Common Stock valued at Fair Market Value on the option surrender date, (b) cash or (y) a combination of cash and shares of Common Stock, as specified in the applicable Award Agreement.

D.
Stand-Alone Rights.   The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

(i)
One or more Participants may be granted a Stand-alone Right not tied to any underlying option. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date.

(ii)
Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (a) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (b) the aggregate base price in effect for those shares.

(iii)
The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

(iv)
The distribution with respect to an exercised Stand-alone Right may be made in (a) shares of Common Stock valued at Fair Market Value on the exercise date, (b) cash or (c) a combination of cash and shares of Common Stock, as specified in the applicable Award Agreement.

(v)
The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E.
Post-Service Exercise.   The provisions governing the exercise of Tandem Rights and Stand-alone Rights following the cessation of the Participant’s Service shall be substantially the same as those set forth in Section VII.D for the options granted under the Plan, and the Plan Administrator’s discretionary authority under Section VII.D(ii) shall also extend to any outstanding Tandem Rights and Stand-alone Rights.

IX
STOCK AWARDS

A.
Authority.   The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock awards either as vested or unvested shares of Common Stock, through direct and immediate issuances. Each stock award shall be evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B.
Consideration.   Shares of Common Stock may be issued under a stock award for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

(i)
cash or check made payable to the Company;

(ii)
past services rendered to the Company (or any Parent or Subsidiary); or

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(iii)
any other valid consideration under applicable law.

C.
Vesting Provisions.

(i)
Stock awards may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant’s period of Service and/or upon the attainment of specified performance objectives, in all cases subject to Section VI above.

(ii)
The Plan Administrator shall also have the discretionary authority to structure one or more stock awards so that the shares of Common Stock subject to those Awards shall vest upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award. The elements of the vesting schedule applicable to any stock award shall be determined by the Plan Administrator and incorporated into the Award Agreement.

(iii)
Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under a stock award or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Company shall repay to the Participant the lower of (a) the cash consideration paid for the surrendered shares or (b) the Fair Market Value of those shares at the time of cancellation.

(iv)
The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies.

(v)
Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding shares of Common Stock as a class without the Company’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (b) such escrow arrangements as the Plan Administrator shall deem appropriate, unless and to the extent the Plan Administrator determines at the time to vest and distribute such securities or other property. Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Company for any unvested securities subject to its existing repurchase rights under the Plan, provided the aggregate repurchase price shall in each instance remain the same.

X
RESTRICTED STOCK UNITS

A.
Authority.   The Plan Administrator shall have the full power and authority, exercisable in its sole discretion, to grant restricted stock units evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B.
Terms.   Each restricted stock unit award shall entitle the Participant to receive the shares underlying that Award (or an amount based on the value of the shares) upon vesting or upon the expiration of a designated time period following the vesting of the Award. Payment of shares underlying a restricted stock unit award may be deferred for a period specified by the Plan Administrator at the time the restricted stock unit award is initially granted or (to the extent permitted by the Plan Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Code Section 409A. Restricted stock units subject to performance vesting may also be structured so that the underlying shares are convertible into shares of Common Stock (or a payment based on the value of the shares), but the rate at which each share is to so convert shall be based on the attained level of performance for each applicable performance objective.

C.
Vesting Provisions.

(i)
Restricted stock units may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

(ii)
The Plan Administrator shall also have the discretionary authority to structure one or more restricted stock unit awards so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award.

(iii)
Outstanding restricted stock units shall automatically terminate without any payment if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to make a payment under one or more outstanding Awards of restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied.

D.
Payment.   Restricted stock units that vest may be settled in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement.

XI
DIVIDEND EQUIVALENT RIGHTS

A.
Authority.   The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant dividend equivalent rights evidenced by an Award Agreement in the form approved by the Plan Administrator, provided however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B.
Terms.   The dividend equivalent rights may be granted as stand-alone awards or in tandem with other Awards made under the Plan, except dividend equivalent rights shall not be granted in connection with an option or stock appreciation right. The term of each dividend equivalent right award shall be established by the Plan Administrator at the time of grant, but no such award shall have a term in excess of ten (10) years.

C.
Entitlement.   Each dividend equivalent right shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the dividend equivalent right remains outstanding. A special account on the books of the Company shall be maintained for each Participant to whom a dividend equivalent right is granted, and that account shall be credited per dividend equivalent right with each such dividend or distribution made per issued and outstanding Common Stock during the term of that dividend equivalent right remains outstanding.

D.
Timing of payment.   Payment of the amounts credited to such book account shall not be made to the Participant prior to the vesting of that Award (or the portion thereof to which the dividend equivalent right award relates), and no dividend equivalents shall vest or become payable until the underlying Award vests and becomes payable. Accordingly, dividend equivalent rights shall be subject to cancellation and forfeiture to the same extent as the underlying Award. Payment may be deferred for a period specified by the Plan Administrator at the time the dividend equivalent right award is initially granted or (to the extent permitted by the Plan Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Code Section 409A.

E.
Form of payment.   Payment of the amounts due with respect to dividend equivalent rights may be made in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement. If payment is to be made in the form of shares of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as determined by the Plan Administrator in its sole discretion.

XII
OTHER AWARDS

The Plan Administrator may grant other Awards denominated in shares of Common Stock (including performance shares or performance units) and other Awards providing for cash payments based in whole or in part on the value or future value of the Common Stock, alone or in tandem with other Awards, in such amounts as the Plan Administrator shall from time to time in its sole discretion determine. Other awards shall also include cash payments under the Plan that may be based on one or more criteria determined by the Plan Administrator that are unrelated to the value of Common Stock and that may be granted in tandem with, or independent of, other Awards under the Plan. Each other award granted under the Plan shall be evidenced by an Award Agreement in the form approved by the Plan Administrator. Each other award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
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XIII
EFFECT OF CHANGE IN CONTROL

A.
In the event of a Change in Control, each outstanding Award, as determined by the Plan Administrator in its sole discretion, may be (i) assumed by the successor corporation (or parent thereof), (ii) canceled and substituted with an Award granted by the successor corporation (or parent thereof), (iii) otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, or (iv) replaced with a cash retention program of the Company or any successor corporation (or parent thereof) that preserves the spread existing on the unvested Award shares subject to the Award at the time of the Change in Control (the excess of the Fair Market Value of those shares over the aggregate purchase price payable for such shares) and, subject to Section XIII.C below, provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those unvested Award shares.

B.
To the extent an outstanding Award is not assumed, substituted, continued or replaced in accordance with Section XIII.A, such Award shall automatically vest in full immediately prior to the effective date of the Change in Control, unless the acceleration of such Award is subject to other limitations imposed by the Plan Administrator at the time of the grant of the Award. The Plan Administrator in its sole discretion shall have the authority to provide that to the extent any such Award, as so accelerated, remains unexercised and outstanding on the effective date of the Change in Control, such Award shall terminate and cease to be outstanding. The holder of such Award shall become entitled to receive, upon consummation of the Change in Control and subject to Section XIII.C, a lump sum cash payment in an amount equal to the product of (i) number of shares of Common Stock subject to such Award and (ii) the excess of (a) the Fair Market Value per share of Common Stock on the date of the Change in Control over (b) the per share exercise price, base price or purchase price in effect for such Award. However, any such Award shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control is less than the per share exercise price, base price or purchase price in effect for such Award. Notwithstanding the foregoing, if any Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, and such Award is not to be so assumed, substituted, continued, or replaced, that Award shall vest based on actual performance attainment as of the date of the Change in Control or based on target level, immediately prior to the effective date of the actual Change in Control transaction, and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement, unless such accelerated vesting is precluded by other limitations imposed in the Award Agreement.

C.
The Plan Administrator shall have the authority to provide that any escrow, holdback, earn-out or similar provisions in the definitive agreement effecting the Change in Control shall apply to any cash payment made pursuant to Section XIII.A or Section XIII.B to the same extent and in the same manner as such provisions apply to a holder of a shares of Common Stock.

D.
Immediately following the consummation of the Change in Control, all outstanding Awards shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

E.
In the event of any Change in Control, the Plan Administrator in its sole discretion may determine that all outstanding repurchase or cancellation rights (i) are to be assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) are to be terminated and the shares of Common Stock subject to those terminated rights are to immediately vest in full, unless such accelerated vesting is precluded by limitations imposed by the Plan Administrator at the time the right is issued.

F.
Each Award that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities into which the shares of Common Stock subject to that Award would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time. Notwithstanding the foregoing, if any Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals and such Award is to be so assumed or continued, the performance-vesting conditions shall terminate, and the assumption or continuation of the Award shall be effected in accordance with this Section XIII.F with the number of shares of Common Stock subject to the Award determined based on actual performance attainment as of the date of the Change in Control or based on target level, as determined by the Plan Administrator, and the service vesting and issuance provisions of the Award shall continue in effect with respect to the Award. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise or base price or cash consideration payable per share in effect under each outstanding Award, provided the aggregate exercise or base price or cash consideration in effect for such

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which Incentive Options may be granted under the Plan, (iv) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year and (v) the number and/or class of securities subject to the Company’s outstanding repurchase rights under the Plan and the repurchase price payable per share. To the extent the actual holders of the Company’s outstanding shares of Common Stock receive cash consideration for their shares of Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Plan and subject to the Plan Administrator’s approval, substitute, for the securities underlying those assumed Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per shares of Common Stock in such Change in Control transaction.
G.
The Plan Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while an Award remains outstanding, to structure such Award so that the shares subject to such Award will automatically vest on an accelerated basis should the Participant’s Service terminate by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control in which the Award is assumed or otherwise continued in effect and the repurchase rights applicable to those shares do not otherwise terminate.

H.
The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

XIV
REPRICING PROGRAMS

The Plan Administrator shall not have the discretionary authority, except pursuant to Section V.C, to (i) implement cancellation/regrant programs pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash or in equity securities of the Company (except in the case of a Change in Control) or (iii) reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the Plan, in any case without stockholder approval.
XV
MISCELLANEOUS

A.
Deferred Compensation; Code Section 409A

(i)
The Plan Administrator may, in its sole discretion, structure one or more Awards (other than options and stock appreciation rights) so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

(ii)
The Plan Administrator may implement a non-employee Board member retainer fee deferral program under the Plan so as to allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for such year into restricted stock units under the Plan that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Code Section 409A. If such program is implemented, the Plan Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

(iii)
To the extent the Company maintains one or more separate non-qualified deferred compensation arrangements that allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Plan shall be reduced on a share-for-share basis for each shares of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

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(iv)
If an Award is subject to Code Section 409A, (a) distributions shall only be made in a manner and upon an event permitted under Code Section 409A, (b) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Code Section 409A, (c) payments to be made upon a Change in Control shall only be made upon a “change of control event” under Code Section 409A, (d) unless the Award specifies otherwise, each payment shall be treated as a separate payment for purposes of Code Section 409A, and (e) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Code Section 409A. Any Award granted under the Plan that is subject to Code Section 409A and that is to be distributed to a specified employee (as defined under Code Section 409A) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six (6) months following the date of the Participant’s separation from service, if required by Code Section 409A. If a distribution is delayed pursuant to Code Section 409A, the distribution shall be paid within thirty (30) days after the end of the six (6)-month period. If the Participant dies during such six (6)-month period, any postponed amounts shall be paid within sixty (60) days of the Participant’s death. The Plan Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Code Section 409A.

B.
Transferability of Awards.   The transferability of Awards granted under the Plan shall be governed by the following provisions:

(i)
Incentive Options.   During the lifetime of the Participant, Incentive Options shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of inheritance following the Participant’s death.

(ii)
Other Awards.   All other Awards shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more such Awards so that the Award may be assigned in whole or in part during the Participant’s lifetime to one or more Family Members of the Participant or to a trust established exclusively for the Participant and/or such Family Members, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to a domestic relations order. The assigned portion of an Award may only be exercised (if applicable) by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion of the Award shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii)
Beneficiary Designation.   Notwithstanding the foregoing, a Participant may, to the extent permitted by the Plan Administrator, designate one or more persons as the beneficiary or beneficiaries of some or all of the Participant’s outstanding Awards, and those Awards shall, in accordance with such designation and to the extent valid under applicable law, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable agreement evidencing each such transferred Award, including (without limitation) the limited time period during which the Award may be exercised (if applicable) following the Participant’s death.

C.
Stockholder Rights.   A Participant shall not have any of the rights of a stockholder (including the right to vote or receive dividends) with respect to shares of Common Stock covered by an Award until the Participant becomes the holder of record of such shares. A Participant may be granted the right to receive dividend equivalents under Section XI with respect to one or more outstanding Awards. However, any dividend or dividend equivalent payable in connection with an unvested Award shall not be paid until and unless the underlying Award vests and shall be subject to risk of forfeiture to the same extent as the underlying Award.

D.
Tax Withholding.   The Company’s obligation to deliver shares of Common Stock, other securities or cash upon the exercise, issuance, vesting or settlement of an Award under the Plan shall be subject to the satisfaction of all applicable Withholding Tax requirements. The Company (or any Parent or Subsidiary employing or retaining the Participant) shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property issuable or deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required Withholding Taxes in

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

respect of an Award and to take such other action as may be necessary in the opinion of the Plan Administrator to satisfy all obligations for the payment of such Withholding Taxes. Without limiting the generality of the foregoing, the Plan Administrator may, in its sole discretion, permit a Participant to satisfy the foregoing Withholding Tax liability in whole or in part by (i) the delivery of shares of Common Stock previously acquired by such individual (other than in connection with the exercise, issuance, vesting or settlement triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the Withholding Taxes or (ii) having the Company withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award, a portion of those shares with an aggregate Fair Market Value at the time of delivery equal to the Withholding Taxes, in each case at a withholding rate determined by the Plan Administrator but in no event to exceed the maximum statutory rate applicable to the Participant.
E.
Share Escrow/Legends.   Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Company until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

F.
Effective Date and Term of the Plan.

(i)
The Plan shall become effective on the date on which the Plan is approved by the stockholders (the “Plan Effective Date”).

(ii)
The Plan shall terminate upon the earliest to occur of (a) the date immediately preceding the tenth anniversary of the Plan Effective Date, (b) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares, (c) the termination of all outstanding Awards in connection with a Change in Control, or (d) the termination of the Plan by the Board. Should the Plan terminate under subsection (a) or (b) above, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

G.
Termination and Amendment of the Plan.

(i)
The Board shall have complete and exclusive power and authority to terminate the Plan at any time. The Board shall also have complete and exclusive power and authority to amend or modify the Plan in any or all respects, subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the shares of Common Stock are at the time primarily traded. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Participant consents to such amendment or modification.

(ii)
Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted on the basis of such excess shares shall terminate and cease to be outstanding.

H.
Subplans.   The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary in order to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which Awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the Awards are made.

I.
Use of Proceeds.   Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

J.
Regulatory Approvals.

(i)
The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise, vesting or settlement of any Award under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

(ii)
No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there

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shall have been compliance with all applicable requirements of applicable securities laws, and all applicable listing requirements of any Stock Exchange on which the shares of Common Stock are then listed for trading.
K.
No Employment/Service Rights.   Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

L.
Recoupment.   Participants shall be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect (and as modified) from time to time and Awards and any cash, shares of Common Stock or other property or amounts due, paid or issued to a Participant shall be subject to the terms of such policy, as in effect (and as modified) from time to time.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

APPENDIX
The following definitions shall be in effect under the Plan:
A.
Award shall mean any of the following awards authorized for issuance or grant under the Plan: options, stock appreciation rights, stock awards, restricted stock units, dividend equivalents and other awards.

B.
Award Agreement shall mean the written agreement(s) between the Company and the Participant evidencing a particular Award made to that individual under the Plan, as such agreement(s) may be in effect from time to time.

C.
Board shall mean the Company’s Board of Directors.

D.
Cause shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)
Cause shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)
In the absence of any other Cause definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), an individual’s termination of Service shall be deemed to be for Cause if such termination occurs by reason his or her commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner.

E.
Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)
Change in Control shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)
In the absence of any other Change in Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change in Control shall mean a change in ownership or control of the Company effected through any of the following transactions:

(a)
a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing fifty percent (50%) or more of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(b)
a sale, transfer or other disposition of all or substantially all of the Company’s assets;

(c)
the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) thirty-five percent (35%) or more of the total combined voting power of the Company’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s existing stockholders; or

(d)
a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.
Solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.
F.
Code shall mean the Internal Revenue Code of 1986, as amended.

G.
Common Stock shall mean the Company’s common stock.

H.
Compensation Committee shall mean the Compensation Committee of the Board.

I.
Company shall mean Alexander & Baldwin, Inc., a Hawaii corporation, and any successor to all or substantially all of the assets or voting stock of Alexander & Baldwin, Inc.

J.
Employee shall mean an individual who is in the employ of the Company (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K.
Exercise Date shall mean the date on which the Company shall have received written notice of the option exercise.

L.
Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)
If the Common Stock is at the time traded on a Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)
If the Common Stock is at the time quoted on a national or regional securities exchange or market system (including over-the-counter markets and the Nasdaq Capital Market) determined by the Plan Administrator to be the primary market for the shares of Common Stock, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is officially reported by such exchange or market system. If there is no closing selling price for the shares of Common Stock on the date in question, then the Fair Market Value shall be the closing selling price of a share of Common Stock on the last preceding date for which such quotation exists.

M.
Family Member shall mean, with respect to a particular Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

N.
Good Reason shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)
Good Reason shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)
In the absence of any other Good Reason definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Good Reason shall mean (A) a material diminution by the Company of the Participant’s authority, duties or responsibilities; (B) a material change in the geographic location

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

at which the Participant must perform (which, for purposes of the Plan, means relocation of the offices of the Company at which the Participant is principally employed to a location that increases the Participant’s commute to work by more than 50 miles); or (C) a material diminution in the Participant’s base salary. The Participant must provide written notice of termination for Good Reason to the Company within 60 days after the event constituting Good Reason. The Company shall have a period of 60 days in which it may correct the act or failure to act that constitutes the grounds for Good Reason as set forth in the Participant’s notice of termination. If the Company does not correct the act or failure to act, the Participant’s employment will terminate for Good Reason on the first business day following the Company’s 60-day cure period.
O.
Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

P.
Involuntary Termination shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)
Involuntary Termination shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)
In the absence of any other Involuntary Termination definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Involuntary Termination shall mean the termination of the Service of any individual that occurs by reason of such individual’s involuntary dismissal or discharge by the Company (or any Parent or Subsidiary) for reasons other than for Cause, or such individual’s voluntary resignation for Good Reason.

Q.
1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R.
Non-Employee Director shall mean a non-employee member of the Board.

S.
Non-Statutory Option shall mean an option that is not an Incentive Option.

T.
Parent shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U.
Participant shall mean any person who is granted an Award under the Plan.

V.
Performance Goals shall mean any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) cash flow; (ii) earnings (including earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings), funds from operations (“FFO”), including Core FFO, Adjusted FFO (“AFFO”), and Core AFFO; (iii) earnings per share, FFO per share, Core FFO per share, AFFO per share, Core AFFO per share; (iv) growth in earnings, FFO, Core FFO, AFFO, Core AFFO or earnings per share, FFO per share, Core FFO per share, AFFO per share, Core AFFO per share; (v) stock price, net asset value, dividend, dividend payout ratio; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital; (ix) return on assets or net assets; (x) invested capital, required rate of return on capital or return on invested capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income, same store net operating income or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin or gross margin; (xvi) return on operating revenue or return on operating profit; (xvii) collections and recoveries; (xviii) property purchases, sales, investments and construction goals; (xix) application approvals; (xx) litigation and regulatory resolution goals; (xxi) occupancy, same store occupancy or occupancy rates; (xxii) leases, contracts or financings, including renewals or leasing spreads; (xxiii) overhead, savings, G&A and other expense control goals; (xxiv) budget comparisons; (xxv) growth in stockholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, FTSE Nareit All Equity REITs Index, or another peer group or peer group index; (xxvi) credit rating, debt, fixed charge coverage, interest coverage; (xxvii) development and implementation of strategic plans and/or organizational restructuring goals; (xxviii) development and implementation of risk and crisis management programs, including business continuity plans; (xxix) improvement in workforce diversity, equity and inclusion; (xxx) net cost per ton; (xxxi) number of units or size

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

of units delivered; (xxxii) compliance requirements and compliance relief; (xxxiii) health and safety goals; (xxxiv) productivity goals or backlog; (xxxv) workforce management and succession planning goals; (xxxvi) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxvii) measures of customer satisfaction, employee satisfaction or staff development; (xxxviii) stakeholder engagement; (xxxix ) environmental and climate-change-related goals; (xl) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xli) merger and acquisitions; or (xlii) such other performance criteria as the Plan Administrator may specify. In addition, such performance criteria may be based upon the attainment of specified levels of the Company’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company’s business units or divisions or any Parent or Subsidiary. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items; (F) the operations of any business acquired by the Company; (G) the divestiture of one or more business operations or the assets thereof; (H) the effects of any corporate transaction, such as a merger, consolidation, separation (including spin-off or other distributions of stock or property by the Company) or reorganization (whether or not such reorganization is within the definition of that term in Code Section 368); and (I) any other adjustment consistent with the operation of the Plan.
W.
Plan shall mean the Company’s 2022 Equity Omnibus Plan, as set forth in this document, as may be amended from time to time.

X.
Plan Administrator shall mean the particular entity, whether the Compensation Committee (or subcommittee thereof), the Board, the Secondary Board Committee or any delegate of the Board or the Compensation Committee authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity or delegate is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

Y.
Plan Effective Date shall have the meaning set forth in Section XV.F.

Z.
Predecessor Plan shall have the meaning set forth in Section I.

AA.
Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

BB.
Section 16 Insider shall mean an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

CC.
Service shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)
Service shall have the meaning assigned to such term in the Award Agreement for the particular Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)
In the absence of any other definition of Service in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Service shall mean the performance of services for the Company (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a Non-Employee Director or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of this particular definition of Service, a Participant shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (a) the Participant no longer performs services in any of the foregoing capacities for the Company or any Parent or Subsidiary or (b) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Company, even though the Participant may subsequently continue to perform services for that entity.

(iii)
Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Company, provided, however, that should such leave of absence exceed three (3) months, then for purposes

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Participant’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless the Participant is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Company’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.
DD.
Stand-alone Rights shall have the meaning set forth in Section VIII.B.

EE.
Stock Exchange shall mean the American Stock Exchange, the NASDAQ Capital Market, NASDAQ Global or Global Select Market or the New York Stock Exchange.

FF.
Subsidiary shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term Subsidiary shall also include any wholly-owned limited liability company in such chain of subsidiaries.

GG.
Substitute Awards shall have the meaning set forth in Section V.D.

HH.
Tandem Rights shall have the meaning set forth in Section VIII.B.

II.
10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary).

JJ.
Withholding Taxes shall mean the applicable federal, state and local income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award or the issuance of shares of Common Stock thereunder.

ALEXANDER & BALDWIN, INC. ▪ 2022 PROXY STATEMENT

Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/ALEX or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.Annual Meeting Proxy CardIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.AProposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposals 2, 3 AND 4.1. Election of Directors:ForAgainstAbstainForAgainst AbstainForAgainstAbstain+01 - Christopher J. Benjamin02 - Diana M. Laing03 - John T. Leong04 - Thomas A. Lewis, Jr.05 - Douglas M. Pasquale06 - Michele K. Saito07 - Eric K. Yeaman2. Approve the advisory resolution relating toForAgainst Abstain3. Approve the Alexander & Baldwin, Inc. 2022 OmnibusForAgainstAbstainexecutive compensationIncentive Plan 4.Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the corporation NOTE: Transact such other business as properly may be brought before the meeting or any adjournment or postponement thereof. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.BAuthorized Signatures — This section must be completed for your vote to count. Please date and sign below.NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.

e 2022 Annual Meeting of Shareholders of Alexander & Baldwin, Inc. will be held onTuesday, April 26, 2022 at 8:00 A.M. HST, virtually via the internet at www.meetnow.global/M7HLMQS.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.The Proxy Statement and the 2021 Annual Report to Shareholders are available at: www.envisionreports.com/ALEXIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy — ALEXANDER & BALDWIN, INC.+PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, APRIL 26, 2022SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Christopher J. Benjamin, Douglas M. Pasquale and Eric K. Yeaman, and each of them, proxies with full power of substitution, to vote the shares of stock of Alexander & Baldwin, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 26, 2022, and at any adjournments or postponements thereof, on the matters set forth in the Notice of Meeting and Proxy Statement, as stated on the reverse side.THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.(continued and to be marked, dated and signed, on other side)CNon-Voting ItemsChange of Address — Please print new address below.